  As filed with the Securities and Exchange Commission on September 20, 2005.

                                                     Registration Nos. 333-14449
                                                                       811-07599

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 14

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 17

                           DOMINI INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                536 Broadway, 7th Floor, New York, New York 10012
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 212-217-1100

                                  Amy L. Domini
                          Domini Social Investments LLC
                             536 Broadway, 7th Floor
                            New York, New York 10012
                     (Name and Address of Agent for Service)

                                    Copy To:
                              Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective on November 30, 2005, pursuant to paragraph (a)(1) of Rule 485.

Domini Social Trust has also executed this registration statement.

[DOMINI LOGO]

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND(SM)

PROSPECTUS
NOVEMBER 30, 2005

INVESTING FOR GOOD(SM)

As with all mutual funds, the Securities and Exchange Commission has not judged whether this fund is a good investment or whether the information in this prospectus is truthful and complete. Anyone who indicates otherwise is committing a federal crime.

TABLE OF CONTENTS
UPDATE PAGE #'S BY AMENDMENT
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THE FUND AT A GLANCE
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Investment Objective                                                   1
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Primary Investment Strategies                                          1
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Primary Risks                                                          2
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Past Performance                                                       3
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Fund Fees and Expenses                                                 5
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SOCIALLY RESPONSIBLE INVESTING                                         7
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IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?                          14
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ADDITIONAL INVESTMENT STRATEGIES, RISK, AND PORTFOLIO HOLDINGS
INFORMATION
---------------------------------------------------------------------- ---------
WHO MANAGES THE FUND?                                                  17
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SHAREHOLDER MANUAL                                                     A-1
---------------------------------------------------------------------- ---------
Information about buying, exchanging, and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax
consequences of an investment in the Fund.

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FINANCIAL HIGHLIGHTS                                                   B-1
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                                     - 1 -

THE FUND AT A GLANCE

INVESTMENT OBJECTIVE
The Domini Institutional Social Equity Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400
Social Index(SM).

PRIMARY INVESTMENT STRATEGIES
The Domini Social 400 Index is made up of the stocks of 400 companies selected considering social and environmental standards. The Domini Institutional Social
Equity Fund is an index fund that seeks to match the composition of the Domini
400 Social Index as closely as possible. The Fund pursues its investment objective by investing in the Domini Social Index Trust, another registered fund with the same investment objective, strategies, and policies. For more information, please refer to "Additional Investment Strategies, Risk, and
Portfolio Holdings Information."

The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. The Index is composed primarily of large-cap U.S. companies. Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The
Fund will give you 60 days' prior notice if it changes this 80% policy.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

Stocks included in the Index are selected using a comprehensive set of social and environmental standards.

The Fund seeks to avoid securities and obligations of corporations that derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from the operation of gambling enterprises, or have a significant direct ownership share in, operate, or design nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

The Fund seeks to hold the stocks of corporations that on balance contribute positively to the creation of a wealthy and healthy society. Corporations can make such positive contributions not only through their innovations and efficiencies in providing products and services, but also through strong corporate governance and communications with their stockowners, investments in and diversity of their employees, the adoption of business practices that preserve and enhance the environment, and sensitivity to labor and other human rights issues.

The Manager reserves the right to alter these standards, or to add new standards at any time without shareholder approval. For additional information about the standards used for evaluating companies, please see "Socially Responsible
Investing."

PRIMARY RISKS
 o GENERAL. There can be no guarantee that the Domini Institutional Social
Equity Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change the Fund's investment objective.

o MARKET RISK. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

o LARGE-CAP COMPANIES. The Fund invests primarily in the stocks of large-cap companies. As of September 30, 2005, the market capitalization of the companies included in the Domini 400 Social Index(SM) ranged from $[ ] million to $[ ]
billion. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will be affected by these market trends. Because the Index is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

o INDEXING. The Fund will continue to invest in the Domini 400 Social Index(SM), regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or

                                     - 2 -

sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another mutual fund whose investments are not restricted to the securities in the Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund's holdings and those in the Index.

o SOCIALLY RESPONSIBLE INVESTING. The Fund's portfolio is subject to multiple social and environmental standards. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

PAST PERFORMANCE
The bar chart below and the following table provide an indication of the risks of investing in the Domini Institutional Social Equity Fund. The bar chart shows how returns have varied from one calendar year to the next. The table shows how the Fund's average annual total returns compare with those of the Standard &
Poor's 500 Index (S&P 500), a broad-based index. PLEASE NOTE THAT THIS
INFORMATION REPRESENTS PAST PERFORMANCE (BEFORE AND AFTER TAXES), AND IS NOT
NECESSARILY AN INDICATION OF HOW THE FUND WILL PERFORM IN THE FUTURE.

TOTAL RETURN FOR YEARS ENDED DECEMBER 31

This bar chart shows how the Fund's performance has varied over the last eight calendar years. [ADD 2004%]

[BAR CHART OMITTED]

Best quarter covered by the bar chart above: [24.86]%
 (quarter ended [12/31/98])

Worst quarter covered by the bar chart above: [-17.06]%
 (quarter ended [9/30/02])

Year-to-date performance as of 9/30/05: [     ]%

                                     - 3 -

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED 12/31/04
The table below shows the Fund's average annual total returns in comparison to the S&P 500. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phase outs of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

     o    Actual after-tax returns depend on your tax situation and may differ from those shown.

     o    After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

   ---------------------------------------------------------- ------------------- -------------- --------------------------------
                                                                                                              Since
                                                                                                            Inception
                                                                    1 Year           5 Years                (5/30/96)
   ---------------------------------------------------------- ------------------- -------------- --------------------------------

   Domini Institutional Social Equity Fund
   ---------------------------------------------------------- ------------------- -------------- --------------------------------
            Return Before Taxes                                           28.03%         -1.17%                            9.21%
   ---------------------------------------------------------- ------------------- -------------- --------------------------------
            Return After Taxes on Distributions                           27.48%         -1.77%                            8.18%
   ---------------------------------------------------------- ------------------- -------------- --------------------------------
            Return After Taxes on Distributions
            and Sale of Fund Shares*                                      18.18%         -1.23%                            7.39%
   ---------------------------------------------------------- ------------------- -------------- --------------------------------
   S&P 500 (reflects no deduction for fees,                               28.69%         -0.57%                            8.58%
    expenses, or taxes)
   ---------------------------------------------------------- ------------------- -------------- --------------------------------

  * The calculation of the Fund shares' return after taxes on distributions and sale of Fund shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

                                     - 4 -

FUND FEES AND EXPENSES
The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Institutional Social Equity Fund.*

SHAREHOLDER FEES           [UPDATE]
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:                          None
Deferred Sales Charge (Load):                                      None
Redemption Fee (as a percentage of amount
    redeemed, if applicable):                                      2.00%**
Exchange Fee:                                                      None
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from the Fund's assets)
Management Fees:                                                   0.20%
Distribution (12b-1) Fees:                                         None
Other Expenses
          Administrative Services and Sponsorship Fee:             0.25%
          Other Expenses:                                          0.09%
                                                                   ----

Total Annual Fund Operating Expenses:                              0.54%
Fee Waiver+:                                                       0.14%
                                                                   ----

NET EXPENSES:                                                      0.40%

* The table and the following example reflect the aggregate expenses of the Fund and the Domini Social Index Trust, the underlying fund in which the Fund invests.

** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made less than 60 days after settlement of purchase or acquisition through exchange, with certain exceptions.

+ Until November 30, 2006, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.40% of its average daily net assets, absent an earlier modification by the Board of Trustees, which oversees the
Fund.

                                     - 5 -

EXAMPLE

The example below is intended to help you compare the cost of investing in the
Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

----------------------- ----------------- ------------------ ---------------
        1 Year              3 Years            5 Years          10 Years
----------------------- ----------------- ------------------ ---------------
         $41*                 $159              $288              $664
----------------------- ----------------- ------------------ ---------------

* For redemptions less than 60 days after settlement of purchase or acquisition through exchange, the cost of investing could be up to $200 higher due to the early redemption fee. For additional information, please refer to the
Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

                                     - 6 -

SOCIALLY RESPONSIBLE INVESTING

In addition to traditional financial considerations, socially responsible investors factor social and environmental standards into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that have enlightened management able to serve the challenges of long-term broad-based wealth creation in society. In the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to create a more sustainable world.

Typically, socially responsible investors seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations. They seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment.

At Domini, in addition to applying social and environmental standards to all of our investments, we work with companies to improve their social and environmental performance through dialogue with corporations on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social, environmental, and corporate governance standards.

A socially responsible equity fund can have an impact on corporate behavior by applying social and environmental standards to its holdings, through proxy voting, and by filing shareholder resolutions.

THE SOCIAL AND ENVIRONMENTAL STANDARDS APPLIED TO THE FUND

CORPORATIONS
The Fund focuses on the concept of long-term, broad-based, societal wealth creation as a primary theme driving their investment decsion. In order to judge the suitability of an investment, the overall potential of the entity to create broad-based societal wealth, is evaluation, balancing positive and negative factors as they relate to the entity's core purpose and the vision and strategy of management on social and environmental issues.

The Fund seeks to avoid securities and obligations of corporations that derive significant revenues from the manufacture of tobacco products or alcoholic beverages, derive significant revenues from the operation of gambling enterprises, or have a significant direct ownership share in, operate, or design nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary standards described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following factors when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

  o Community and Corporate Citizenship

  o Corporate Governance

  o Employee Relations and Diversity

  o Environment and Sustainability

  o Labor and Other Human Rights

  o Product and Consumer Issues

The social and environmental standards used to select the Fund's investments are designed to reflect many of those widely used by socially responsible investors.
However, you may find that some companies in which the Fund invests do not reflect your social or environmental standards. You may wish to review a list of the companies in the Fund's portfolio to decide if they meet your personal standards. To obtain portfolio holdings information, please refer to "Additional
Investment Strategies, Risk, and Portfolio Holdings Information."

No company is a perfect model of social or environmental responsibility. Each year, the Fund will seek to raise issues of social and environmental performance with corporate management. Various barriers, including regulatory, geographic, and language barriers, may impair the Fund's abiltiy to use its influence effectively.

Domini may, at its discretion, choose to apply additional standards, or to modify the application of the standards listed above, to the Fund, at any time, without shareholder approval. This will impact investments held by the Fund, and may cause certain companies or industries to be dropped from or added to a
Fund's portfolio. In addition, Domini reserves the right to vary the application of these

                                     - 7 -

standards to the Fund, depending, for example, on such factors as asset class, market capitalization, investment style, access to quality data on an issuer's social or environmental performance, and cultural factors that may vary by region or country.

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?
Accounts in the Domini Institutional Social Equity Fund may only be established by or for the benefit of investors that have been approved by the distributor, meet the minimum investment and other requirements described below, and fall within the following categories:

  o  Endowments

  o  Foundations

  o  Religious organizations

  o  Other nonprofit entities

  o  Individuals

  o  Retirement plan sponsors

  o  Certain corporate or similar institutions

  o  Omnibus accounts maintained by financial intermediaries

The minimum initial investment is generally $2,000,000 for an account, provided that defined contribution plan accounts must meet a minimum initial investment requirement of $10 million. Investors may meet the minimum initial investment amount by aggregating up to three separate accounts (other than retirement plan accounts) within the Fund. Defined contribution plan accounts meet eligibility levels at the sponsor level. Defined contribution plan accounts cannot be aggregated with defined contribution plans of unaffiliated sponsors to meet the $10 million minimum initial investment amount.

Accounts in the Fund will not be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder services or for which the Fund is required to pay any type of administrative payment per participant account.

The Fund may change any of the policies described above at any time.

If you are seeking long-term growth, and are looking for an efficient way to invest in the broad U.S. stock market, the Fund may be appropriate for you.

Please note that although the Fund holds a broad cross-section of the U.S.
stock market, it should not be considered a balanced investment program because it only holds stocks. In addition, the Fund should be considered a long-term investment and is not appropriate for short-term goals.

If you depend on your investments for current income, or would find it a financial hardship to wait out periods of stock market volatility, the Fund may not be appropriate for you.

ADDITIONAL INVESTMENT STRATEGIES, RISK, AND PORTFOLIO HOLDINGS INFORMATION

THE DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
The Domini Institutional Social Equity Fund uses a passive investment strategy.
This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social Index rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager's opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

o        THE DOMINI 400 SOCIAL INDEX
The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for

                                     - 8 -

socially responsible investors and to determine how the application of social and environmental criteria affects financial performance. The Domini
Institutional Social Equity Fund was launched in 1996 to provide institutional investors with an opportunity to invest in a portfolio based on the Index. The
Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior. A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

The Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well unless in KLD's opinion the company is no longer financially viable.
Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

o        MARKET-CAPITALIZATION WEIGHTED PORTFOLIO
Like the S&P 500, the Index is "market capitalization-weighted." Market capitalization is a measure of the value of a publicly traded company. The Index and the S&P 500 calculate market capitalization on a "float-adjusted basis."
This means that only the shares of company stock that are readily available in the public market are used to calculate a company's market capitalization.
Shares that are closely held by other publicly traded companies, control groups, or government agencies are excluded from the calculation.

The Domini Institutional Social Equity Fund's portfolio is also market capitalization-weighted. For example, assume that the total market value of
Company A's shares is twice the total market value of Company B's shares, in each case on a float-adjusted basis. The Fund's portfolio is structured so that its investment in Company A will be twice the value of its investment in Company
B. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to replicate the Index as closely as possible, the Fund will normally attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. (A figure of 1.0 would indicate a perfect correlation.) Adjustments to the Fund's portfolio are made in anticipation of or to correspond with changes to the companies or the weights of the companies included in the Index.

o        TURNOVER RATE

The average annual portfolio turnover rate for all domestic stock funds is
[ ]%.* The annual portfolio turnover rate for the Domini Social Index Trust, in which the Domini Institutional Social Equity Fund invests, is [ ]%.** (There is no guarantee that this turnover will not be higher in the future.) A 100%
portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

       * As of 9/30/05; taken from Morningstar PrincipiaPro.
      ** For the period from 8/1/04 to 7/31/05.

o        CASH RESERVES
Although the Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the
Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social and environmental standards as applied by Domini.

o        ILLIQUID SECURITIES
The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the
Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Manager determines that such treatment is warranted.
Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

                                     - 9 -

o        INVESTMENT STRUCTURE
The Fund invests its assets in the Domini Social Index Trust, a registered investment company. The Trust has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The
Fund may withdraw its investment from the Trust at any time if the Board of
Trustees of the Fund determines that it is in the best interest of the Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring a submanager to submanage the Fund's assets. There is currently no intention to change the Fund's investment structure. References to the Fund in this prospectus include the Trust, unless the context requires otherwise.

o        TEMPORARY INVESTMENTS
The Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund's performance. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future -- even in the event of deteriorating market conditions.

o        SECURITIES LENDING
Consistent with applicable regulatory policies, including those of the Board of
Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

o        PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information and at www.domini.com. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (each January 31, April 30, July 31, and October 31)
in the Annual Report and the Semi-Annual Report to Fund shareholders and in the
Quarterly Report on Form N-Q. To obtain copies of Annual and Semi-Annual
Reports, free of charge, call 1-800-582-6757. Each Annual, Semi-Annual, and
Quarterly Report is available online at www.domini.com and on the EDGAR database on the SEC's website, www.sec.gov.

In addition, Domini's website contains information about the Fund's portfolio holdings, including, as applicable, the security description, the ticker, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31,
June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. To find this information, please visit
www.domini.com/Institutional-Services/Domini-Institutional-Social-Equity-Fund/
Portfolio/index.htm.

o        ADDITIONAL INFORMATION
The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund's investment strategies and risks, the Fund's
Statement of Additional Information is available, free of charge, from Domini, or online at www.domini.com.

WHO MANAGES THE FUND?

INVESTMENT MANAGER
Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th Floor,
New York, NY 10012, has been managing money since November 1997. As of September
30, 2005, Domini managed more than $[ ] billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. Domini provides the Domini Institutional Social Equity Fund and the Domini Social Index
Trust with investment supervisory services, overall operational support, and administrative services.

The Fund uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social Index rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

                                     - 10 -

The social investment research team at Domini comprises Steven Lydenberg, Jeff
MacDonagh, and Kimberly Gladman.

Steven Lydenberg, CFA, is chief investment officer of Domini and vice president of the Domini Funds. His responsibilities as chief investment officer include development and oversight of Domini's social investment policies and standards.
He has been active in social research since 1975. Mr. Lydenberg was a founder of
KLD Research & Analytics, Inc., served as its research director from 1990 to
2001, and served on KLD's Domini 400 Social Index(SM) Committee through March
31, 2005. From 1987 to 1989, he was an associate with Franklin Research and
Development Corporation (now known as Trillium Asset Management). For 12 years he worked with the Council on Economic Priorities, ultimately as director of corporate accountability research. Mr. Lydenberg holds a B.A. in English from
Columbia College and an M.F.A. in theater arts from Cornell University, and holds the Chartered Financial Analyst designation.

Jeff MacDonagh, CFA, is the senior research analyst responsible for the application of the Fund's social and environmental standards and is responsible for oversight of the research team and its processes. Mr. MacDonagh was an assistant portfolio manager at Loring, Wolcott & Coolidge Fiduciary Advisors from 2003 through June 2005. His responsibilities included portfolio management, screening for social investments, proxy voting, and community development investing. From 2000 to 2003, he was a social investment researcher at KLD
Research & Analytics, Inc. Mr. MacDonagh graduated from University of Wisconsin
- Madison with a degree in mathematics, physics, and philosophy, and holds master's degrees in technology policy and environmental planning from MIT, and the Chartered Financial Analyst designation.

Kimberly Gladman, Ph.D., is the associate research analyst responsible for the application of the Fund's social and environmental standards. Dr. Gladman previously worked in Domini's Shareholder Advocacy department, where she engaged companies on a range of social and environmental issues through shareholder resolution filings and direct dialogue. Before joining Domini in 2001, she had an academic career, focused on interdisciplinary teaching and research. She holds degrees in literature from Yale and NYU.

In addition to the social investment research team, the Manager may use an investment committee whose responsibilities include selective review of the social and environmental performance of current and prospective investments. The investment commitee may include members of the investment research team, as well as other Domini employees.

INVESTMENT SUBMANAGER
SSgA Funds Management, Inc. (SSgA), with its main offices at State Street
Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Domini Social Index Trust pursuant to a
Submanagement Agreement with Domini. SSgA had approximately $[ ] billion in assets under management as of September 30, 2005, including $[ ] billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $[ ] billion in index fund assets and over $[ ] billion in socially responsible assets as of September 30, 2005. SSgA implements the daily transactions necessary to maintain the proper correlation between the Fund's portfolio and the Domini 400 Social Index(SM). SSgA does not determine the composition of the Index. The Index's composition is determined by KLD Research
& Analytics, Inc.

Heather McGoldrick is the portfolio manager responsible for the management of the Fund. Ms. McGoldrick is a Principal of SSgA and State Street Global
Advisors. She is a Portfolio Manager and Product Engineer in the Global
Structured Products Group. Prior to joining State Street Global Advisors in
2000, Ms. McGoldrick spent four years in State Street Global Securities Lending as a Senior Trader on the U.S. Equity desk. Ms. McGoldrick holds a bachelor's degree in business administration from the University of New Hampshire and a master's degree in finance from Suffolk University. The Statement of Additional
Information contains additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager, and the portfolio manager's ownership of the securities of the Fund.

For the services Domini and SSgA provided to the Fund and the Domini Social
Index Trust during the fiscal year ended July 31, 2005, they received a total of
[ ]% of the average daily net assets of the Fund, after waivers. A discussion regarding the basis of the Board of Trustees' approval of the continuance of the
Domini Social Index Trust's Management and Submanagement Agreements with Domini and SSgA, respectively, is available in the Domini Institutional Social Equity
Fund's and Domini Social Index Trust's annual report to shareholders for the fiscal year ended July 31, 2005.

                                     - 11 -

SHAREHOLDER MANUAL
This section provides you with information about buying, exchanging, and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

TABLE OF CONTENTS
[UPDATE PAGE #'S BY AMENDMENT]

FOR MORE INFORMATION

  Call our Shareholder Services department toll-free at 1-800-582-6757 for more information on the following:

  o Investing in the Fund

  o Your account

  o The Fund's daily share price

  o Socially responsible investing

  Shareholder Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

  You may obtain the share price of the Fund 24 hours a day, 7 days a week, by using our automated telephone system.

  Visit our website at WWW.DOMINI.COM.

WHAT IS "GOOD ORDER"?

Purchase, exchange, and sale requests must be in "good order" to be accepted by the Fund. To be in "good order" a request must include:

  o The Fund name

  o The account number

  o The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the exchange or sale

  o Name, address, taxpayer identification number, and other information that will allow us to identify you

  o The signatures of all owners exactly as registered on the account (for redemption requests by mail)

  o A Medallion Signature Guarantee if required (see page [A-6])

o  Any supporting legal documentation that may be required

HOW TO OPEN AN ACCOUNT
1. Read this prospectus (and please keep it for future reference).

2. Decide how much you want to invest.

Please see " Is the Fund an Appropriate Investment for Me?" for minimum initial investment requirements.

3. Decide whether to make your initial purchase by check or bank wire. Follow the simple instructions we've provided under "How to Buy Shares." Be sure to completely fill out and sign the Account Application.

IF AT ANY TIME YOU NEED ASSISTANCE, PLEASE CALL 1-800-582-6757, BUSINESS DAYS, 9
AM - 5 PM, EASTERN TIME.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME,
ADDRESS, TAXPAYER IDENTIFICATION NUMBER, AND OTHER INFORMATION THAT WILL ALLOW
US TO IDENTIFY YOU.

                                     A-2

HOW TO BUY SHARES
Mail the completed Account Application to:

       Domini Funds
       P.O. Box 9785
       Providence, RI 02940-9785

       BY CHECK
For your initial investment, include your check with the completed Account
Application.

For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount. Always be sure to include the account number on your check. If you need additional forms, please call 1-800-582-6757.

YOUR CHECK MUST BE IN U.S. DOLLARS DRAWN ON A U.S. BANK AND BE MADE PAYABLE TO
"DOMINI FUNDS."

BY BANK WIRE
For new accounts, please call 1-800-582-6757 to obtain an account number before wiring funds.

To establish wire privileges on an existing account, or for additional information about this service, please call 1-800-582-6757.

Wire your investment to:

    Bank:          PNC Bank
    ABA:           031000053
    Acct Name:     Domini Social Investments
    Acct #:        86-0690-5468
    FBO:           Fund Name, Account Name, and Account Number at Domini Funds

                                      A-3

HOW TO EXCHANGE SHARES
You may exchange all or a portion of your Fund shares into any other available
Domini Fund. You may also deposit redemption proceeds into the Domini Money
Market Account. (Registered Trademark) You may request an exchange by calling
1-800-582-6757, or in writing. All written requests must be signed by all owners.

For information on transferring assets from another mutual fund family, please call 1-800-582-6757.

HOW TO SELL SHARES
You are free to sell all or part of your Fund shares at any time during New York
Stock Exchange trading hours (generally business days, 9 am - 4 pm, Eastern
Time). The Fund will send the proceeds from the sale to you or a third party that you have designated. (This may require a Medallion Signature Guarantee --
see "Additional Information on Selling Shares.")

Transactions are processed at the next determined share price after the Fund receives your sale request in good order.

                                      A-4

You may sell (redeem) your shares in the Fund in the following ways:

IN WRITING
Mail written redemption requests to:

       Domini Funds
       P.O. Box 9785
       Providence, RI 02940-9785

       Letters requesting redemptions must:

       o    Specify the dollar amount or the number of shares to be sold, the
            Fund name, and the account number

       o    Be signed in exactly the same way the account is registered by all registered owners or authorized signers

    Your redemption request may require a Medallion Signature Guarantee. Please see page [A-6] for details.

BY TELEPHONE

To sell shares by telephone, call the Fund at 1-800-582-6757.

If you wish to receive your redemption by wire and have not already established wire privileges on your account, you must submit a wire redemption request in writing along with a Medallion Signature Guarantee. Please see page A-6 for details.

Please consider sending a written request to sell shares if you cannot reach the
Fund by telephone.

Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

BY BANK WIRE

To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

If you have not already established wire redemption privileges on your account, you must submit wire redemption requests in writing along with a Medallion
Signature Guarantee. Please see page [A-6] for details.

                                      A-5

ADDITIONAL INFORMATION ON SELLING SHARES

SIGNATURE GUARANTEES
You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

  o Sales (redemptions) exceeding $100,000
  o Written sales requests, regardless of amount, made within 30 days following any changes in account registration
  o Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

  The following types of institutions may participate in the Medallion Signature
Guarantee program:

  o Banks o Savings institutions o Credit unions o Broker-dealers o Other guarantors acceptable to the Fund and its transfer agent

  The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed.
  Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at its option, request further documentation prior to accepting requests for redemptions.

  UNUSUAL CIRCUMSTANCES

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may postpone payment of redemption proceeds under either of these circumstances:

   o During any period in which the New York Stock Exchange is closed or in which trading is restricted

   o If the SEC determines that an emergency exists

                                      A-6

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem any amount in excess of
$500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to 7 days -- if the amount to be redeemed will disrupt the Fund's operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

MARKET TIMING AND REDEMPTION FEE

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs.
Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase the Fund's transaction costs, such as brokerage expenses. DO NOT INVEST
WITH THE FUND IF YOU ARE A MARKET TIMER.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange shares after holding them less than 60 days. The redemption fee will be deducted from your redemption proceeds and returned to the Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on the following:

   o Shares acquired as a result of reinvestment of dividends or distributions
   o Shares redeemed following the death of a shareholder
   o Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)
   o Shares purchased prior to November 30, 2004
   o Share redemptions or exchanges of $5,000 or less
   o Shares redeemed as a result of any changes in account registration
   o Shares purchased, exchanged, or redeemed by means of a preapproved
     Automatic Investment Plan or Systematic Withdrawal Plan arrangement
   o Shares redeemed by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee
   o Shares redeemed through certain qualified retirement plans that do not have the systematic capability to process the redemption fee

The Fund's Board of Trustees has also approved methods for the fair valuation of securities held in the Fund's portfolio in an effort to deter market timing activities. Please see "How the Price of Your Shares Is Determined -- How is the
value of securities held by the Fund determined?" for more information.

In addition, the Fund's Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker if possible, to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading and market timing activities.

Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients' transactions. In these circumstances, the Fund does not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. In addition, the Fund may not be able to review transactions of any particular investor if that investor holds
Fund shares through an omnibus account. The Fund encourages intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees and improve transparency. Because the Fund may not be able to detect all instances of market timing, particularly in

                                      A-7

omnibus accounts, there is no guarantee that the Fund will be able to deter or eliminate market timing or excessive trading of Fund shares.

--------------------------------------------------------------------------------
IMPORTANT: Once a redemption order is placed, the transaction CANNOT be cancelled by the shareholder.
--------------------------------------------------------------------------------

HOW THE PRICE OF YOUR SHARES IS DETERMINED
The Fund determines its share price (or NAV, net asset value per share) at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern
Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the Fund's liabilities (debts) from the value of its assets, and dividing the difference by the number of outstanding shares of the
Fund.

                        Total Assets - Total Liabilities
Net Asset Value (NAV) = --------------------------------
                          Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

HOW CAN I FIND OUT THE FUND'S NAV?

You may obtain the Fund's NAV 24 hours a day ONLINE at www.domini.com or BY
PHONE by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

NEWSPAPER LISTINGS: This information is also listed in the mutual fund listings of most major newspapers. The Fund is most commonly listed as Dom Soc Inv-Inst
Soc Eq.

MONTHLY STATEMENTS: You will also receive this information monthly, on your account statement.

                                      A-8

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I BUY SHARES?
If your order is received by the Fund by 4 pm, Eastern Time, in good order, you will receive the NAV determined at the end of that day. See "What Is 'Good
Order'?" on page [A-2].

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

HOW DO YOU DETERMINE WHAT PRICE I WILL GET WHEN I SELL SHARES?
When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order. See "What Is
'Good Order'?" on page [A-2]. Please note that redemption requests received after the Fund's share price has been calculated, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day the Fund's share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock
Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 60 days after settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions.
(See "Additional Information on Selling -- Market Timing and Redemption Fee"
above for more information.) If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The
Fund may pay by check or, if you have completed the appropriate box on the
Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

HOW IS THE VALUE OF SECURITIES HELD BY THE FUND DETERMINED?
The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's Board of Trustees. When the Fund uses fair value pricing, the Fund's value for a security may be different from quoted market values. Because the Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Because the Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Each short-term obligation (with a remaining maturity of 60 days or less) is valued at amortized cost, which constitutes fair value as determined by the
Board of Trustees.

                                      A-9

FUND STATEMENTS AND REPORTS

CONFIRMATION STATEMENTS
Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

FUND FINANCIAL REPORTS
The Fund's Annual Report is mailed in September, and the Fund's Semi-Annual
Report is mailed in March. These reports include information about the Fund's performance, as well as a complete listing of the Fund's holdings.

TAX STATEMENTS
Each year we will send you a statement reporting the previous year's dividend and capital gains distributions and proceeds from the sale of shares, as required by the IRS. Statements are generally mailed in January.

DIVIDENDS AND CAPITAL GAINS
The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid quarterly (usually in March, June, September, and December).
Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares.
Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

                                     A-10

TAXES
This discussion of taxes is for general information only. You should consult your own tax advisor about your particular situation and the status of your account under state and local laws.

TAXABILITY OF DIVIDENDS
Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as "qualified dividend income." Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

BUYING A DIVIDEND
Dividends paid by the Fund will reduce the Fund's net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

TAXABILITY OF TRANSACTIONS
Anytime you sell or exchange shares, it is considered a taxable event for you.
Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                     A-11

ANTI-MONEY LAUNDERING
As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

RIGHTS RESERVED BY THE FUND
  The Fund and its agents reserve the following rights:
  o To waive or change investment minimums
  o To refuse any purchase or exchange order
  o To stop selling shares at any time
  o To change, revoke, or suspend the exchange privilege
  o To suspend telephone transactions
  o To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Manager's opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder
  o To implement additional policies designed to prevent excessive trading
  o To adopt policies requiring redemption of shares in certain circumstances
  o To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur
  o To otherwise modify the conditions of purchase and any services at any time
  o To act on instructions believed to be genuine

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interests of the Fund.

                                     A-12

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request.

[TO BE FILED BY AMENDMENT]

                                     A-13

Domini Social Investments, (Registered Trademark) Domini Social Equity Fund,
(Registered Trademark) Domini Social Bond Fund, (Registered Trademark) Domini
European Social Equity Fund, (Registered Mark) Domini Money Market Account,
(Registered Trademark) The Responsible Index Fund, (Registered Trademark) The
Way You Invest Matters, (Registered Trademark) and domini.com (Registered
Trademark) are registered service marks of Domini Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc.
(KLD), which is used under license. KLD is the owner of the Domini 400 Social
Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund,
or the Domini Institutional Social Equity Fund.

The Domini Institutional Social Equity Fund is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social
Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400
SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR
ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC,
SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR
IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR
FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL
INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO
EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR
CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE
POSSIBILITY OF SUCH DAMAGES.

Investing for Good(SM) is a service mark of KLD, and is used here by permission.

                                     A-14

FOR ADDITIONAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year, as well as a complete listing of the Fund's holdings. They are available by mail from Domini
Social Investments, or online at www.domini.com.

STATEMENT OF ADDITIONAL INFORMATION
The Fund's Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of
Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments, and online at www.domini.com.

PROXY VOTING AND SOCIAL AND ENVIRONMENTAL CRITERIA
Visit www.domini.com for more complete information about Domini Social
Investments' proxy voting policies and procedures, to view the Domini
Institutional Social Equity Fund's current proxy voting decisions, to learn more about the firm's shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400
Social Index(SM).

CONTACT DOMINI
To make inquiries about the Fund or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to:

       Domini Social Investments
       P.O. Box 9785
       Providence, RI 02940-9785

WEBSITE: To learn more about the Fund or about socially responsible investing, visit us online at www.domini.com.

SECURITIES AND EXCHANGE COMMISSION
Information about the Fund (including the Statement of Additional Information)
is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's
Public Reference Room in Washington, D.C. For more information about the Public
Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-7599

                                     A-15

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 30, 2005

                     DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

                     a series of DOMINI INSTITUTIONAL TRUST

TABLE OF CONTENTS                                                          PAGE

1.       The Fund.........................................................

2        Investment Information...........................................

3.       Determination of Net Asset Value; Valuation of Portfolio
         Securities; Additional Purchase and Sale Information.............

4.       Management of the Fund and the Master Fund.......................

5.       Independent Registered Public Accounting Firm....................

6.       Taxation.........................................................

7.       Portfolio Transactions and Brokerage Commissions.................

8.       Description of Shares, Voting Rights, and Liabilities............

9.       Financial Statements.............................................

Appendix A - Proxy Voting Policies and Procedures.........................  A-1

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the
Fund's Prospectus dated November 30, 2005, as amended from time to time. This
Statement of Additional Information should be read in conjunction with the
Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page[ ] hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge from Domini
Social Investments by calling (800) 582-6757 or online at www.domini.com.

         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                      -2-

                                   1. THE FUND

         The Domini Institutional Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Institutional Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of
Massachusetts on April 1, 1996, and commenced operations on May 30, 1996. The
Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. References in this Statement of Additional
Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

         Domini Social Investments LLC ("Domini" or the "Manager"), the Fund's
sponsor (the "Sponsor") and supervises the overall administration of the Fund.
The Board of Trustees provides broad supervision over the affairs of the Fund.
Shares of the Fund are continuously sold by DSIL Investment Services LLC, the
Fund's distributor ("DSILD" or the "Distributor"). The minimum initial investment is $2,000,000. An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

         The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Trust (the "Master Fund"), a diversified, open-end management investment company having the same investment objective as the Fund. The Master Fund is a series of Domini Social Trust. Prior to August 1,
2005, the Domini Social Trust was named the Domini Social Index Portfolio.
Domini is the Master Fund's investment manager. SSgA Funds Management, Inc. is the Portfolio's investment submanager ("SSgA" or the "Submanager"). The
Submanager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. KLD Research
& Analytics, Inc. ("KLD") determines the composition of the Domini 400 Social
Index(SM) (the "Index"). Domini 400 Social Index(SM) is a service mark of KLD which is licensed to Domini with the consent of Amy L. Domini (with regard to the word "Domini"). KLD is the owner of the Index but is not the manager of the
Fund or the Portfolio. Steven D. Lydenberg, Vice President of the Trust and
Chief Investment Officer of Domini, is a former officer and employee of KLD. As of the date of this Statement of Additional Information, Mr. Lydenberg owns 20%
of the outstanding stock of KLD and serves as a voting member of the seven-person committee at KLD that maintains the Index. Kyle J. Johnson, an employee of Domini and a former employee of KLD, is a non-voting member of the same committee. Pursuant to agreements among KLD, Domini, Amy L. Domini, and each of the Trust and the Portfolio, the Trust and the Portfolio may be required to discontinue KLD's service mark if (a) Domini ceases to be the Manager of the
Portfolio, (b) Ms. Domini or Domini withdraws her or its consent to the use of the word "Domini," or (c) the license agreement between KLD and Domini is terminated. References to the Fund in this Statement of Additional Information include the Master Fund, unless the context requires otherwise.

                            2. INVESTMENT INFORMATION

                              INVESTMENT OBJECTIVE

         The Fund's objective is to seek to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social
Index,(SM) an index made up of the stocks of 400 companies selected using social and environmental criteria.

         The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Master Fund may also be changed without the approval of the investors in the Master Fund, but not without written notice thereof to the investors in the Master Fund (and notice by the Fund to its shareholders) 30 days prior to implementing the

                                      -3-

change. There can, of course, be no assurance that the investment objective of either the Fund or the Master Fund will be achieved.

                      INFORMATION CONCERNING FUND STRUCTURE

         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Master Fund, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Master Fund may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the
Fund and will bear a proportionate share of the Master Fund's expenses. However, the other investors investing in the Master Fund are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Master Fund. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the
Master Fund is available from the Manager at 212-217-1100.

         Smaller funds investing in the Master Fund may be materially affected by the actions of larger funds investing in the Master Fund. For example, if a large fund withdraws from the Master Fund, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns.
Additionally, the Master Fund may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the Master Fund could have effective voting control of the operations of the Master Fund. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the
"SEC"), whenever the Fund is requested to vote on matters pertaining to the
Master Fund, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Master Fund meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Master Fund's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Master Fund. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund. If securities are distributed, the Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.
Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

         The Board of Trustees believes that the aggregate per share expenses of the Fund and the Master Fund are less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Master Fund.

         The Trust may withdraw the Fund's investment from the Master Fund at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund's shareholders to do so. The Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Master Fund. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Master Fund. If securities are distributed, the Fund may incur brokerage, tax, or other charges in converting the securities to cash. The Fund may also realize taxable income as the result of receiving an "in kind" distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Master Fund to another pooled investment entity. Upon any such withdrawal, the Board of
Trustees of the Trust would consider what action might be taken, including the

                                      -4-

investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Master Fund. In the event the
Trustees were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

                               INVESTMENT POLICIES

         The following supplements the information concerning the Fund's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Master Fund, include the Fund, and references to the Fund include the Master Fund, unless in either case the context otherwise requires.

         INDEX INVESTING

         The Master Fund is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index.
Moreover, inclusion of a stock in the Index does not imply an opinion by KLD, the Manager, or the Submanager as to the merits of that specific stock as an investment. Because the Master Fund seeks to track, rather than exceed, the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and the Manager believe that enterprises which exhibit a social awareness, based on the criteria described in the Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

         The Master Fund intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Master Fund, and the extent of the correlation of the holdings of the Master Fund with the Index, will reflect the Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Master Fund with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of interests in the Master Fund. To the extent practicable, the Master Fund will seek a correlation between the weightings of securities held by the Master Fund and the weightings of the securities in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. To the extent practicable, the Master Fund will attempt to be fully invested. The ability of the Fund to duplicate the performance of the
Index by investing in the Master Fund will depend to some extent on the size and timing of cash flows into and out of the Fund and the Master Fund as well as the
Fund's and the Master Fund's expenses.

         The Board of Trustees will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Master Fund with that of the Index and comparing the composition and weighting of the Master
Fund's holdings with those of the Index. The Trustees will consider what action, if any, should be taken in the event of a significant variation between the performance of the Master Fund and that of the Index, or between the composition and weighting of the Master Fund's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Master Fund and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Master Fund.

         In selecting stocks for inclusion in the Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500 Index (the "S&P
500"). If a company whose stock was included in the S&P 500 met KLD's social criteria and met

                                      -5-

KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Index. As of July 31, 2005, of the 500 companies whose stocks comprised the S&P 500, approximately [ ]% were included in the Index. The remaining stocks comprising the Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company which is not included in the S&P 500 may be included in the Index primarily in order to afford representation to an industry sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indexes, including the S&P 500, and certain industry sectors will be excluded altogether.
KLD may exclude from the Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Index stocks issued by companies which no longer meet its investment criteria.

         The weightings of stocks in the Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares outstanding). Because of this weighting, as of July 31, 2005, approximately [ ]% and [ ]% of the Index was composed of the 10 largest and 20 largest companies, respectively, in the Index.

         Both the Domini 400 Social Index(SM) and the Standard & Poor's 500
Index (S&P 500) calculate market capitalization on a "float-adjusted basis."
This means that only the shares of company stock that are readily available in the public market will be used to calculate a company's market capitalization.
Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation.

         The component stocks of the S&P 500 are chosen by Standard & Poor's
Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange
(the "NYSE") common stock population, taken as the assumed model for the composition of the total market. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is
S&P a sponsor of or otherwise affiliated with the Fund or the Master Fund.

         CONCENTRATION

         It is a fundamental policy of the Master Fund that it may not invest more than 25% of its total assets in any one industry. Based on the current composition of the Index, it is considered highly unlikely that stocks in one industry would comprise 25% or more of the Index. If the Index is heavily weighted in a single industry, the Index Trust will be heavily invested in that industry, and as a result can be affected more positively or negatively by developments in that industry than would be another mutual fund whose investments are not restricted to the securities in the Index.

         ILLIQUID INVESTMENTS

         Each of the Master Fund and the Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Master Fund or the Fund to sell illiquid securities at the desired time and at an acceptable price.

                                      -6-

         RULE 144A SECURITIES

         The Master Fund may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended
(the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Master Fund has no current intention to invest in these securities.

         One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

         To the extent that liquid Rule 144A securities that the Master Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Master Fund's assets invested in illiquid assets would increase. The Manager and the Submanager will monitor the Master Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Master Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

         REPURCHASE AGREEMENTS

         The Master Fund may invest in repurchase agreements that are fully collateralized by securities in which the Master Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve
System or a member firm of the NYSE (or a subsidiary thereof)) at an agreed time
(usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Master Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Master Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

         NON-U.S. INVESTMENTS

         The Master Fund may invest in stocks of foreign issuers included in the
Index (provided that the stocks are traded in the United States in the form of
American Depositary Receipts, as described below, or similar instruments the market for which is denominated in United States dollars). Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Master Fund's investments, the effect may be to reduce the income received by the Master Fund on such investments.

         The Master Fund may hold securities of non-U.S. issuers in the form of
American Depositary Receipts ("ADRs"). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S.
dollars and represent an interest in the right to receive securities of non-U.S.
issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers.
However, by investing in ADRs rather than directly in equity securities of
non-U.S. issuers, the Master Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Master
Fund's investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S.
issuers. The Master Fund may acquire

                                      -7-

depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Master Fund invests in such unsponsored depositary receipts there may be an increased possibility that the
Master Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits
(i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

         LOANS OF SECURITIES

         Consistent with applicable regulatory policies, including those of the
Board of Governors of the Federal Reserve System and the SEC, the Master Fund
may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to the market daily to ensure that each loan is fully collateralized, at all times, (b)
the Master Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the Master Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Master Fund.

         The Master Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments.
Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Master Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Master
Fund, the Manager, or the Submanager.

         OPTIONS ON SECURITIES

         Although it has no current intention to do so, the Master Fund may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Master Fund or possible declines in the value of securities which are expected to be sold by the Master Fund. Generally, the
Master Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Master Fund would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Master Fund, and the Master Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Master Fund's ability effectively to hedge its portfolio.

                                      -8-

         Transactions by the Master Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Master Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or the Submanager. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

         BORROWING

         Each of the Master Fund and the Fund may borrow in certain limited circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Manager and Submanager. Interest on any borrowings will be a
Fund expense and will reduce the value of the Fund's shares.

         SHORT SALES

         Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to replay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the
Fund's custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

         Although it has no current intention to do so, the Master Fund may enter into a short sale if it is "against the box". If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the
Fund) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. The
Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         CASH RESERVES

         The Master Fund may invest cash reserves in short-term debt securities
(i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers'
acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the

                                      -9-

issuer satisfies certain social criteria. The Master Fund does not currently intend to invest in direct obligations of the United States government.
Short-term debt securities purchased by the Master Fund will be rated at least
P-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Master Fund's Board of Trustees.
The Master Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Index and in order to meet anticipated redemption requests.

                            -------------------------

         The approval of the shareholders of the Fund and, as applicable, of the other investors in the Master Fund is not required to change the investment objective or any of the investment policies discussed above (other than the policy regarding concentration by the Fund and the Master Fund), including those concerning security transactions.

                              PROXY VOTING POLICIES

         The Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund's shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Fund to Domini. More details about the
Domini Fund's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and
Procedures in Appendix A.

         All proxy votes cast for the Fund are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the
SEC's website at www.sec.gov.

                         PORTFOLIO HOLDINGS INFORMATION

         The Fund has implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees and are subject to periodic review by the Board of Trustees.

         Disclosure of the Fund's portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each
January 31, April 30, July 31, and October 31) in the Annual Report and
Semi-Annual Report to Fund shareholders and in the Quarterly Report on Form N-Q.
These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. In addition, Domini's website (www.domini.com) contains information about the Fund's complete portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30,
September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. This information is publicly available to all categories of persons.

                                      -10-

         From time to time rating and ranking organizations such as, Standard &
Poor's, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics. The
Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, as described above. In addition, the Fund's Chief
Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Fund's portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the
Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than seven business days after the end of the calendar quarter. In approving a request for an exception, the Chief Compliance Officer will consider a recipient's need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved.
Currently, the Equity Fund has obtained confidentiality agreements and have arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants:
Bidart & Ross, Inc.; Cambridge Associates LLC; Jeffrey Slocum & Associates,
Inc.; Marquette Associates, Inc.; Mercer Inc.; New England Pension Consultants;
R.V. Kuhns & Associates, Inc.; and Standard and Poor's. The Board of Trustees
receives periodic reports regarding the entities that receive disclosure regarding the Fund's portfolio holdings as described in this paragraph.

         In addition, the service providers of the Master Fund and the Fund, such as the Submanager, custodian, and transfer agent may receive portfolio holdings information in connection with their services to the Master Fund and the Fund, as applicable. The Submanager also provide information regarding the
Master Fund's portfolio holdings to certain of its service providers in connection with the services provided to the Submanager by such service providers (such as performance attribution analysis, portfolio management systems and clearing).

         In no event shall Domini, Domini's affiliates or employees, the
Submanager, the Submanager's affiliates or employees, or the Master Fund or Fund receive any direct or indirect compensation in connection with the disclosure of information about the Mater Fund's or the Fund's portfolio holdings.

                             INVESTMENT RESTRICTIONS

         FUNDAMENTAL RESTRICTIONS

         Each of the Master Fund and the Fund has adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of
1940, as amended the "1940 Act")) of the Master Fund or the Fund, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Master
Fund or Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Master Fund or Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Master Fund or Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

                                      -11-

         Except as described below, whenever the Trust is requested to vote on a change in the investment restrictions of the Master Fund, the Trust will hold a meeting of the shareholders of the Fund and will cast its vote proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of shareholders of the Fund with respect to (a) any proposal relating to the Master
Fund, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the
Master Fund that is identical in all material respects to a proposal that has previously been approved by the shareholders of the fund. Any proposal submitted to investors in the Master Fund, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the
Trust.

         Neither the Master Fund nor the Fund may:

         (1) borrow money if such borrowing is specifically prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

         (2) make loans to other persons if such loans are prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

         (3) invest more than 25% of its assets in any one industry except that
(a) all or any portion of the assets of the Master Fund or the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Master Fund or the Fund is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Master Fund or the Fund, as applicable, may invest more than 25% of its assets in that industry;

         (4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (each of the Master Fund and the Fund reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Master Fund or the Fund, as applicable);

         (5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Master Fund or the Fund from purchasing or selling futures contracts or options thereon);

         (6) underwrite securities issued by other persons, except that all or any portion of the assets of the Master Fund or the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as either the Master Fund or the Fund may technically be deemed an underwriter under the 1933 Act, in selling a security; or

         (7) issue any senior security (as that term is defined in the 1940 Act)
if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

         In addition, as a matter of fundamental policy, each of the Master Fund and the Fund will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d)
any combination of the foregoing.

         NON-FUNDAMENTAL RESTRICTIONS

         The following policies are not fundamental and may be changed with respect to the Fund by the Fund without approval of the Fund's shareholders or with respect to the Master Fund by the Master Fund without the

                                      -12-

approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

         Neither the Master Fund nor the Fund will as a matter of operating policy:

         (1) purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed
5% of the Master Fund's or the Fund's, as applicable, total assets at the time of such purchase;

         (2) invest more than 15% of the net assets of the Fund or the Master
Fund, as applicable, in illiquid securities, except that each of the Fund and the Master Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder;

         (3) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the
Master Fund's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

         (4) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Master Fund or the Fund, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) each of the Master Fund and the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

         As a non-fundamental policy, the FUND will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments with similar economic characteristics.
Shareholders in the Domini Institutional Social Equity Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

         In addition, as a non-fundamental policy, the MASTER FUND will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social IndexSM and related investments with similar economic characteristics. The Master Fund will provide its investors, including the Domini Institutional Social Equity
Fund, with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

         PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy;
provided that if at any time the ratio of borrowings of the Master Fund or the
Fund to the net asset value of the Master Fund or the Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Master Fund or
the Fund as the case may be, will take the corrective action required by Section
18(f).

                                      -13-

                      3. DETERMINATION OF NET ASSET VALUE;
                  VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL
                          PURCHASE AND SALE INFORMATION

         The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this
Statement of Additional Information, the NYSE is open for trading every weekday except in an emergency and the following holidays: New Year's Day, Martin Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day,
Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Master Fund and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder
Manual" in the Prospectus.

         The value of the Master Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Master Fund is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Master Fund less the Fund's pro rata share of the Master Fund's liabilities.

         Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not
available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

         Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Master Fund's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of
Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

         Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Master Fund or the
Fund, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

         Short-term obligations with remaining maturities of less than 60 days are valued at amortized cost, which constitutes fair value as determined by the
Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Master Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

         Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity)

                                      -14-

and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

         All other securities and other assets of the Master Fund or the Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. The frequency with which the Master Fund's and the Fund's investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Fund or the Fund, as applicable, invests pursuant to its investment objective, strategies and limitations.

         Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii)
a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Fund's or Fund's, as applicable, net asset value is computed and that may materially affect the value of the Master Fund's or the Fund's, as applicable, investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

         While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Master Fund would expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         Valuing the Master Fund's and the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market prices. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Master Fund's or the Fund's investments and the reflection of that change in the Master Fund's or the Fund's net asset value.

         Shares may be purchased directly from the Distributor.

         The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order.
Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

                       EXCESSIVE TRADING AND MARKET TIMING

         The Fund's Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews

                                      -15-

transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects market timing, it rejects the transaction if possible and closes the account and/or broker number to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading and market timing activities.

         In addition, the Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if a shareholder sells or exchanges shares after holding them less than 60 days. The redemption fee will be deducted from a shareholder's redemption proceeds and returned to the Fund. If a shareholder acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

         The redemption fee is not imposed on: (i) shares acquired as a result of reinvestment of dividends or distributions; (ii) shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic
Withdrawal Plan arrangement; (iii) shares redeemed or exchanged by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee; (iv) shares redeemed or exchanged through certain qualified retirement plans that do not have the systematic capability to process the redemption fee; (v) shares redeemed following the death of a shareholder;
(vi) shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums); (vii) redemptions or exchanges of $5,000 or less; or (viii)
shares redeemed as a result of any changes in account registration.

                  4. MANAGEMENT OF THE FUND AND THE MASTER FUND

         The management and affairs of the Trust and the Fund are supervised by the Trust's Board of Trustees under the laws of the Commonwealth of
Massachusetts. The management and affairs of the Master Fund are supervised by the Board of Trustees of Domini Social Trust (the "Master Trust") under the laws of the State of New York.

         The Trustees and officers of the Trust and the Master Trust, their ages, their principal occupations during the past five years, the number of investment companies in the Domini family of funds that the Trustees oversee, and other directorships held, are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

         Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Master Trust. Each
Trustee and officer of the Trust or Master Trust noted as an "interested person"
is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536 Broadway, 7th Floor, New York, New York 10012.

                                      -16-

             TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST

                     POSITION(S) HELD                                        NUMBER OF FUNDS
                    WITH THE TRUST AND                                      AND PORTFOLIOS IN
                     THE MASTER TRUST                                        DOMINI FAMILY OF          OTHER
  NAME AND            AND LENGTH OF          PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN      DIRECTORSHIPS HELD
    AGE                TIME SERVED            DURING PAST 5 YEARS               BY TRUSTEE           BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

INTERESTED
TRUSTEE AND
OFFICER:
Amy L. Domini*     Chair,  Trustee, and  CEO (since 2002), President                8                    None
Age: 55            President of the      (2002-June, 2005), and Manager
                   Trust since 2004      (since 1997), Domini Social
                                         Investments LLC; Manager, DSIL
                   Chair, Trustee, and   Investment Services LLC (since
                   President of the      1998); Manager, Domini
                   Master Trust since    Holdings LLC (holding company)
                   1990                  (since 2002); Tom's of Maine,
                                         Inc. (natural care products) (2004);
                                         Board Member, Progressive Government
                                         Institute (nonprofit education on
                                         executive branch of the federal
                                         government) (since 2003); Board Member,
                                         Financial Markets Center (nonprofit
                                         financial markets research and
                                         education resources provider)
                                         (2002-2004); Trustee, New England
                                         Quarterly (periodical) (since 1998);
                                         Trustee, Episcopal Church Pension Fund
                                         (since 1994); CEO, Secretary, and
                                         Treasurer, KLD Research & Analytics,
                                         Inc. (social research provider)
                                         (1990-2000); Private Trustee, Loring,
                                         Wolcott & Coolidge Office (fiduciary)
                                         (since 1987).

INDEPENDENT
TRUSTEES:
Julia Elizabeth    Trustee of the        Director and President, Alpha              8                    None
Harris             Trust since 2004      Global Solutions, LLC
Age: 57                                  (agribusiness) (since 2004);
                   Trustee of the        Trustee, Fiduciary Trust
                   Master Trust since    Company (financial
                   1999                  institution) (since 2001);
                                         Vice President, UNC Partners,
                                         Inc. (financial management) (since
                                         1990).

Kirsten S. Moy     Trustee of the        Board Member, Community                    8                    None
Age: 58            Trust since 2004      Reinvestment Fund (since
                                         2003); Director, Economic
                   Trustee of the        Opportunities Program, The
                   Master Trust since    Aspen Institute (research and
                   1999                  education) (since 2001);
                                         Consultant on Social Investments,
                                         Equitable Life/AXA (1998-2001); Project
                                         Director, Community Development
                                         Innovation and Infrastructure
                                         Initiative (research) (1998-2001).

                                      -17-

                     POSITION(S) HELD                                        NUMBER OF FUNDS
                    WITH THE TRUST AND                                      AND PORTFOLIOS IN
                     THE MASTER TRUST                                        DOMINI FAMILY OF          OTHER
  NAME AND            AND LENGTH OF          PRINCIPAL OCCUPATION(S)          FUNDS OVERSEEN      DIRECTORSHIPS HELD
    AGE                TIME SERVED            DURING PAST 5 YEARS               BY TRUSTEE           BY TRUSTEE(1)
------------------ --------------------- -------------------------------- ---------------------- ---------------------

William C. Osborn  Trustee of the        Manager, Massachusetts Green               8                    None
Age: 61            Trust since 2004      Energy Fund Management 1, LLC
                                         (venture capital) (since
                   Trustee of the        2004); Manager, Commons
                   Master Trust since    Capital Management LLC
                   1997                  (venture capital) (since
                                         2000); Special Partner/Consultant,
                                         Arete Corporation (venture capital)
                                         (since 1999); Director, World Power
                                         Technologies, Inc. (power equipment
                                         production) (1999-2004); Director,
                                         Investors' Circle (socially responsible
                                         investor network) (since 1999).

Karen Paul         Trustee of the        Professor of Management and                8                    None
Age: 61            Trust since 2004      International Business,
                                         Florida International
                                         University (since 1990);
                   Trustee of the        Visiting Professor, Escuela
                   Master Trust since    Graduado Administracion
                   1997                  Direccion Empresas, Instituto
                                         Tecnologico y de Estudios
                                         Superiores de Monterrey
                                         (2004); Professor, Catholic
                                         University of Bolivia (2003);
                                         Fulbright Fellow, U.S.
                                         Department of State (2003).

Gregory A.         Trustee of the        Community Investment                       8                    None
Ratliff            Trust since 2004      Consultant (self-employment)
Age: 45                                  (since 2002); Senior Fellow,
                   Trustee of the        The Aspen Institute (research
                   Master Trust since    and education) (2002);
                   1999                  Director, Economic
                                         Opportunity, John D. and
                                         Catherine T. MacArthur
                                         Foundation (private
                                         philanthropy) (1997-2002).

                                      -18-

                     THE MASTER TRUST                                        FAMILY OF FUNDS     OTHER DIRECTORSHIPS
  NAME AND AGE      AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
                          SERVED                  PAST 5 YEARS
------------------ --------------------- -------------------------------- ---------------------- ---------------------

John L. Shields    Trustee of the          Managing Director, Navigant               8                    None
Age: 52            Trust and the           Consulting, Inc. (management
                   Master Trust            consulting firm) (since 2004);
                   since 2004              Advisory Board Member,
                                           Vestmark, Inc. (software
                                           company) (since 2003);
                                           Managing Principal, Shields
                                           Smith & Webber LLC
                                           (management consulting firm)
                                           (2002-2004); President and
                                           CEO, Citizens Advisers, Inc.
                                           (1998-2002); President and
                                           CEO, Citizens Securities,
                                           Inc. (1998-2002); President
                                           and Trustee, Citizens Funds
                                           (1998-2002).

Frederick C.       Trustee of the          President's Advisory Board,                 8                    None
Williamson, Sr.    Trust since 2004        Salve Regina University,
Age: 90                                    Newport, R.I. (since 1999);
                   Trustee of the          Board Member, Preserve Rhode
                   Master Trust            Island (nonprofit
                   since 1990              preservation) (since 1999);
                                           Board of Directors, Grow
                                           Smart Rhode Island (nonprofit
                                           state planning) (since 1998);
                                           Advisor, National Parks and
                                           Conservation Association
                                           (1997-2001); Chairman, Rhode
                                           Island Historical
                                           Preservation and Heritage
                                           Commission (state government)
                                           (since 1995); Treasurer and
                                           Trustee, RIGHA Foundation
                                           (charitable foundation
                                           supporting healthcare needs)
                                           (since 1994); Trustee,
                                           National Park Trust
                                           (nonprofit land acquisition)
                                           (since 1983); Trustee, Rhode
                                           Island Black Heritage Society
                                           (nonprofit education) (since
                                           1974); State Historic
                                           Preservation Officer (state
                                           government) (since 1969).

                                      -19-

                     THE MASTER TRUST                                        FAMILY OF FUNDS     OTHER DIRECTORSHIPS
  NAME AND AGE      AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
                          SERVED                  PAST 5 YEARS
------------------ --------------------- -------------------------------- ---------------------- ---------------------

OFFICERS:
Megan L. Dunphy*   Secretary of the      Mutual Fund Counsel, Domini               N/A                   N/A
Age:  36           Trust and the         Social Investments LLC (since
                   Master Trust          2005); Secretary, Domini Funds
                   since 2005            (since 2005); Counsel, ING
                                         (formerly Aetna Financial
                                         Services) (financial services)
                                         (1999-2004).

Adam M. Kanzer*    Chief Legal Officer   General Counsel and Director              N/A                   N/A
Age: 39            of the Trust since    of Shareholder Advocacy (since
                   2004                  1998) and Chief Compliance
                                         Officer (April 2005-May 2005),
                   Chief Legal Officer   Domini Social Investments
                   of the Master Trust   LLC;  Chief Legal Officer
                   since 2003            (since 2003) and Chief
                                         Compliance Officer (April
                                         2005-July 2005), Domini Funds.

Carole M. Laible*  Treasurer of the      President (since July 2005),              N/A                   N/A
Age: 42            Trust since 2004      Chief Operating Officer (since
                                         2002) and Financial/Compliance
                   Treasurer of the      Officer (1997-2003), Domini
                   Master Trust          Social Investments LLC;
                   since 1997            President and CEO (since
                                         2002), Chief Compliance
                                         Officer (since 2001), Chief
                                         Financial Officer, Secretary,
                                         and Treasurer (since 1998),
                                         DSIL Investment Services LLC;
                                         Treasurer, Domini Funds (since
                                         1997).

Steven D.          Vice President        Chief Investment Officer                  N/A                   N/A
Lydenberg*         of the Trust          (since 2003) and Member (since
Age: 60            since 2004            1997), Domini Social
                                         Investments LLC; Director
                   Vice President of     (1990-2003) and Director of
                   the Master Trust      Research (1990-2001), KLD
                   since 1990            Research & Analytics, Inc.
                                         (social research provider);
                                         Vice President, Domini Funds
                                         (since 1990).

Maurizio Tallini*  Chief Compliance      Chief Compliance Officer,                 N/A                   N/A
Age: 32            Officer of the        Domini Social Investments LLC
                   Trust and the         (since May 2005); Chief
                   Master Trust          Compliance Officer, Domini
                   since July 2005       Funds (since July 2005);
                                         Venture Capital Controller,

                                      -20-

                     THE MASTER TRUST                                        FAMILY OF FUNDS     OTHER DIRECTORSHIPS
  NAME AND AGE      AND LENGTH OF TIME   PRINCIPAL OCCUPATION(S) DURING    OVERSEEN BY TRUSTEE    HELD BY TRUSTEE(1)
                          SERVED                  PAST 5 YEARS
------------------ --------------------- -------------------------------- ---------------------- ---------------------

                                         Rho Capital Partners (venture
                                         capital) (2001-2005); Manager,
                                         PricewaterhouseCoopers LLP
                                         (independent registered public
                                         accounting firm) (1995-2001).

 (1) This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

                                   COMMITTEES

         The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act (the "Independent Trustees"). The Audit
Committee [met twice during the Funds' last fiscal year] to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of the independent registered public accountant for the
Funds, to approve all significant services proposed to be performed by the accountants, and to consider the possible effect of such services on their independence.

         The Board of Trustees also has a standing Nominating Committee. All of the Independent Trustees are members of the Nominating Committee. The Nominating
Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. [The Nominating Committee met three times during the Funds' last fiscal year.] The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 536 Broadway, 7th Floor, New York, New
York 10012.

              OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

         Because only certain categories of institutions and high net worth individuals may own shares of the Fund, no Trustee owns any shares of the Fund.
The following table shows the amount of equity securities owned by the Trustees in the Domini Social Equity Fund (a fund that also invests all of its assets in the Master Fund) and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2004:

                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                        SECURITIES IN ALL INVESTMENT COMPANIES
                            SECURITIES IN THE DOMINI     OVERSEEN BY THE TRUSTEE IN THE DOMINI
      NAME OF TRUSTEE          SOCIAL EQUITY FUND                   FAMILY OF FUNDS

INTERESTED TRUSTEE:
Amy L. Domini                   Over $100,000                  Over $100,000
DISINTERESTED TRUSTEES:
Julia Elizabeth Harris          $1-$10,000                     $1-$10,000
Kirsten S. Moy                  $10,001-$50,000                $10,001-$50,000
William C. Osborn               $50,001-$100,000               $50,001-$100,000
Karen Paul                      $10,001-$50,000                $50,001-$100,000
Gregory A. Ratliff              $0                             $0

                                      -21-

John L. Shields                 $1-$10,000                     $50,001-$100,000
Frederick C. Williamson, Sr.    $50,001-$100,000               $50,001-$100,000

                     COMPENSATION AND INDEMNITY OF TRUSTEES

         Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2005, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

         Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust, the Master Trust, the Domini Advisor Trust
and the Domini Social Investment Trust of $10,000, and in addition, receives
$1,500 for attendance at each joint meeting of the Boards of the Trust, the
Master Fund, and the Domini Social Investment Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

                                                                                                  TOTAL
                                                                                               COMPENSATION
                                                                                           FROM THE TRUST, THE
                                                        PENSION OR                            MASTER TRUST,
                                                        RETIREMENT                           DOMINI ADVISOR
                                   AGGREGATE             BENEFITS          ESTIMATED        TRUST AND DOMINI
                                 COMPENSATION           ACCRUED AS          ANNUAL          SOCIAL INVESTMENT
                                   FROM THE            PART OF FUND      BENEFITS UPON        TRUST PAID TO
NAME OF TRUSTEE                    TRUST(1)              EXPENSES         RETIREMENT            TRUSTEE(2)

INTERESTED TRUSTEE:
Amy L. Domini                         None                None                None                  None
DISINTERESTED TRUSTEES:
Julia Elizabeth Harris              $1,091.44             None                None                 $16,875
Kirsten S. Moy                      $1,126.74             None                None                 $17,500
William C. Osborn                   $1,168.42             None                None                 $18,125
Karen Paul                          $1,049.76             None                None                 $16,250
Gregory A. Ratliff                  $1,130.62             None                None                 $17,500
John L. Shields(2)                  $1,788.75             None                None                 $18,125
Frederick C. Williamson, Sr.        $1,130.62             None                None                 $17,500

(1)  For the fiscal year ended July 31, 2005, Independent Trustees received
     $1,250 for attendance in person at each joint meeting of the Boards.

(2)  As of July 31, 2005, there were five funds in the Domini family of funds.

         The Trustees who are not "interested persons" (the "Independent
Trustees") of the Trust as defined by the 1940 Act are the same as the
Independent Trustees of the Master Fund. Any conflict of interest between the
Trust and the Master Trust will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's
Declaration of Trust provides that it will indemnify its Trustees and officers
(the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or Fund shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the
Trust. In case of settlement, such indemnification will not be provided

                                      -22-

unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         [As of October 31, 2005, all Trustees and officers of the Trust and the
Master Fund as a group owned less than 1% of the Fund's outstanding shares.] As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: [ ]. The Trust has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund.

               APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

         A discussion of the Board of Trustees' considerations in approving the
Management Agreement between the Master Fund and Domini and the Submanagement
Agreement between Domini and SSgA with respect to the Master Fund is included in the Fund's and Master Fund's annual reports to shareholders for the fiscal year ended July 31, 2005.

                             MANAGER AND SUBMANAGER

         Domini provides advice to the Master Fund pursuant to a written
Management Agreement. The services provided by the Manager consist of furnishing continuously an investment program for the Master Fund. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Master Fund is held uninvested.
Domini will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Master Fund and for performing administrative and management functions, (b) supervising the overall administration of the Master Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Master Fund's transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents, (c) overseeing (with the advice of the Master Fund's counsel) the preparation of and, if applicable, the filing of all documents required for compliance by the Master Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Master Fund, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and investors in the Master Fund and shareholders of the Fund regarding the securities holdings of the Master Fund, limits on investment, and the Master Fund's and the Fund's proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of
Trustees of the Master Trust and the Trust to serve as officers of the Master
Trust and the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Master Trust and the Trust, may be directors, officers, or employees of Domini or its affiliates.

         Unless otherwise terminated, the Management Agreement will continue in effect if such continuance is specifically approved at least annually by the
Board of Trustees or by a majority of the outstanding voting securities of the
Master Fund at a meeting called for the purpose of voting on the Management
Agreement (with the vote of each investor in the Master Fund being in proportion to the amount of its investment), and, in either case, by a majority of the
Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the
Management Agreement.

                                       -23-

         The Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Master
Fund employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to Domini's supervision. The Management
Agreement is terminable without penalty on not more than 60 days' nor less than
30 days' written notice by the Master Fund when authorized either by majority vote of the outstanding voting securities in the Master Fund (with the vote of each investor in the Master Fund being in proportion to the amount of its investment) or by a vote of a majority of its Board of Trustees, or by the
Manager, and will automatically terminate in the event of its assignment. The
Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master
Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

         Under the Management Agreement between the Master Fund and Domini,
Domini 's fee for advisory services to the Master Fund is 0.20% of the average daily net assets of the Master Fund. Domini also provides administrative services to the Master Fund under the Management Agreement.

         Domini is a Massachusetts limited liability company with offices at 536
Broadway, 7th Floor, New York, NY 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers
Act"). The names of the members of Domini and their relationship to the Trust and to the Master Trust, if any, are as follows: Amy L. Domini, Chair of the
Board and President of the Trust and the Master Trust and the Manager and Chief
Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Trust
and the Master Trust and Chief Investment Officer of Domini; James E. Brooks;
Jotham C. Kinder; John G. Kinder; Dal LaMagna; Domini Holdings LLC; and
Committed Capital, LLC.

         [TO BE UPDATED VIA AMENDMENT]

         SSgA manages the assets of the Master Fund pursuant to a written
Submanagement Agreement. The Submanager furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the
Master Fund's investments and effecting securities transactions for the Master
Fund. The Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Master Fund's Board of Trustees or by a majority vote of the outstanding voting securities in the Master Fund at a meeting called for the purpose of voting on the Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Master Fund's Trustees who are not parties to the Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Submanagement Agreement.

         SSgA is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial
Center, One Lincoln Street, Boston, MA 02111. [As of July 31, 2005, SSgA had
approximately [$] billion in assets under management, including [$ ] billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $[ ] billion in index fund assets and over $[ ] billion in socially responsible assets as of July 31, 2005.]

         Heather McGoldrick is the portfolio manager responsible for the management of the Master Fund. Ms. McGoldrick is a Principal of SSgA and State
Street Global Advisors. She is a Portfolio Manager and Product Engineer in the
Global Structured Products Group. The following information regarding Ms.
McGoldrick's compensation, other accounts managed by Ms. McGoldrick, and Ms.
McGoldrick's ownership of Fund shares has been provided by SSgA.

         In addition to her responsibilities regarding the Index Trust, Ms.
McGoldrick has day-to-day management responsibilities for the assets of (i)
[one] other registered investment company with approximately [$1.6 billion]

                                       -24-

in assets under management; (ii) [one] other pooled investment vehicle with approximately [$506.7] million in assets under management; and (iii) two other accounts with a total of approximately [$346.2] million in assets under management. [None] of these funds or accounts pay performance-based fees to
SSgA.

         When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers at SSgA are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.
Additionally, SSgA utilizes a trading system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

         As of July 31, 2005, the compensation of SSgA's investment professionals consists of three elements: base pay, bonus, and long-term incentive. This compensation is based on a number of factors. The first factor considered is the external market. Through an extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long-term incentive. The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of SSC, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool.
Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is a portfolio manager's compensation directly tied to the investment performance or asset value of a product or strategy.

         [As of July 31, 2005, Ms. McGoldrick does not own any equity securities of the Fund.]

         The Submanagement Agreement provides that the Submanager may render services to others. The Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Master
Fund when authorized either by majority vote of the outstanding voting securities in the Master Fund (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of
Trustees, or by the Manager with the consent of the Trustees, may be terminated by the Submanager on not less than 90 days' written notice to the Manager and the Trustees, and will automatically terminate in the event of its assignment.
The Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Master Fund, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

         Under the Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

               0.02% of the first $1 billion of net assets managed
               0.01% of the next $1 billion of net assets managed
              0.0075% of net assets managed in excess of $2 billion

         For the fiscal years ended July 31, 2005, July 31, 2004, and July 31,
2003, the Master Fund incurred approximately [ ], $2,951,753 and $2,383,240, respectively, in management fees pursuant to its Management Agreement with
Domini.

                                       -25-

                                     SPONSOR

         Pursuant to a Sponsorship Agreement, Domini provides the Fund with oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration of the
Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders;
maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in the Fund regarding the securities holdings of the Master Fund, limits on investment, and the Fund's proxy voting philosophy and shareholder activism philosophy; and
arranging for the maintenance of books and records of the Fund. The Sponsor provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and
Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates.

         For these services and facilities, Domini receives fees computed and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund for the Fund's then-current fiscal year. Currently,
Domini is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Master Fund's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.40% of the average daily net assets of the Fund. For the fiscal years ended July 31, 2005, July 31, 2004 and July 31, 2003, the Fund paid [ ],
$154,153 and $36,768, respectively, in sponsorship fees under the Sponsorship
Agreement.

                                   DISTRIBUTOR

         The Trust has entered into a Distribution Agreement with the
Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The
Distributor receives no additional compensation for its services under the
Distribution Agreement. The Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

                          TRANSFER AGENT AND CUSTODIAN

         The Trust has entered into a Transfer Agency Agreement with PFPC Inc.,
4400 Computer Drive, Westborough, MA 01581, pursuant to which PFPC acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

         The Trust has entered into a Custodian Agreement with Investors Bank &
Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which
IBT acts as custodian for the Fund. The Master Fund has entered into a Transfer
Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the
Master Fund. The Master Fund also has entered into a Custodian Agreement with
IBT pursuant to which IBT acts as custodian for the Master Fund. The Custodian's responsibilities include safeguarding and controlling the Master Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Master Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Master Fund and the daily net asset value of shares of the

                                       -26-

Fund. Securities held by the Master Fund may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Master Fund or decide which securities the Master Fund will buy or sell. The Master Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

                                    EXPENSES

         The Fund and the Master Fund each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Master Fund; governmental fees;
interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Master Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of the Fund or the Master
Fund; insurance premiums; and expenses of calculating the net asset value of the
Master Fund and of shares of the Fund.

         The Fund will also pay all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

         The Master Fund will also pay the expenses connected with the execution, recording, and settlement of security transactions and the investment management fees payable to Domini. The Master Fund will also pay the fees and expenses of the Master Fund's custodian for all services to the Master Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

                                 CODES OF ETHICS

         The Master Fund, the Fund, Domini, DSILD, and SSgA have each adopted a
Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 under the
1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Master
Fund or the Fund. The Codes of Ethics can be reviewed and copied at the SEC's
Public Reference Room in Washington, D.C. Information on the operation of the
Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The
Codes of Ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
Washington, DC 20549-0102.

                5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         [ ], is the independent registered public accounting firm for the Fund and for the Master Fund, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                   6. TAXATION

                    TAXATION OF THE FUND AND THE MASTER FUND

FEDERAL TAXES

         The Fund is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").

                                       -27-

         The Fund has elected to be treated and intends to qualify as a
"regulated investment company" under Subchapter M of the Code. Domini plans to maintain this election in effect for the Fund. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.
If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

         It is anticipated that the Master Fund will be treated as a partnership for federal income tax purposes. As such, the Master Fund is not subject to federal income taxation. Instead, the Fund must take into account its share of the Master Fund's income, gains, losses, deductions, credits, and other items, without regard to whether it has received any distributions from the Master
Fund.

         FOREIGN INCOME TAXES

         The Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains.
If eligible, the Fund may elect, for United States federal income tax purposes, to "pass through" foreign income taxes to its shareholders. The Fund expects to qualify for and make this election.

         For any year that the Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country's government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United
States federal income tax due, if any, or to deduct their portions from their
United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by non-corporate shareholders
(including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a)
of the Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted to individuals in computing their alternative minimum tax liability.

STATE TAXES

         The Fund is organized as a series of the Trust, a Massachusetts business trust. As long as it qualifies as a "regulated investment company"
under the Code, the Fund will not have to pay Massachusetts income or excise taxes. The Master Fund is organized as a series of the Master Trust, a New York trust. The Master Fund is not subject to any income or franchise tax in the
State of New York or the Commonwealth of Massachusetts.

                            TAXATION OF SHAREHOLDERS

TAXATION OF DISTRIBUTIONS

         Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares.
Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as,
"qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents
"qualified dividend income," the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income

                                       -28-

derived from dividends from U.S. corporations or from "qualified foreign corporations," which are corporations that are either incorporated in a U.S.
possession or eligible for benefits under certain U.S. tax treaties.
Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market.
"Passive foreign investment companies are not "qualified foreign corporations."
Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

         Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

DIVIDENDS-RECEIVED DEDUCTION

         A portion of the ordinary income dividends paid to the Fund (but none of the Fund's capital gains) may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. The portion of the Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

"BUYING A DIVIDEND"

         Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution.
Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss.
However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

U.S. TAXATION OF NON-U.S. SHAREHOLDERS

         Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the
United States or U.S. entities ("Non-U.S. Persons") are generally subject to
U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2005 through 2007, the 30%
withholding tax will not apply to dividends that a Fund designates as (a)
interest-related dividends, to the extent such dividends are derived from the
Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally

                                       -29-

means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any.

BACKUP WITHHOLDING

         The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30%
withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

OPTIONS, ETC.

       The Fund's transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the
Code.

FOREIGN SECURITIES

         Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of non-U.S. currencies for non-hedging purposes may have to be limited in order to avoid a tax on the Fund.

         The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to or as covering all provisions relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

               7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Specific decisions to purchase or sell securities for the Master Fund are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the
Master Fund may serve other clients of the Submanager in a similar capacity.

         The primary consideration in placing securities transactions for the
Master Fund with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Master Fund and other clients of that Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. A

                                       -30-

Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

         Notwithstanding the above, in compliance with Section 28(e) of the
Securities Exchange Act of 1934, the Submanager may select brokers who charge a commission in excess of that charged by other brokers, if the Submanager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Submanager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Submanager may also have arrangements with brokers pursuant to which such brokers provide research services to the Submanager in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund's costs, the Submanager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Submanager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

         Research services furnished to the Submanager by brokers who effect securities transactions for the Master Fund may be used by the Submanager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Submanager by brokers who effect securities transactions for other investment companies and accounts which the Submanager manages may be used by the Submanager in servicing the Fund. Not all of these research services are used by the Submanager in managing any particular account, including the Master Fund.

         The Master Fund encourages the Submanager to use minority- and women-owned brokerage firms to execute the Funds' transactions, subject to the
Submanager's duty to obtain best execution. The Submanager may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While the Submanager believes that it will obtain best execution in these transactions, the Fund may forgo other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of
Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Master Fund.

         For the fiscal years ended July 31, 2005, July 31, 2004 and July 31,
2003, the Master Fund paid brokerage commissions of [$ ], $129,543 and $154,136, respectively.

         No portfolio transactions may be executed with the Manager or the
Submanager, or with any affiliate of the Manager or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

         The Master Fund did not pay any brokerage commissions to affiliated brokers during its fiscal years ended [July 31, 2005,] and July 31, 2004. For the fiscal year ended July 31, 2003, the Master Fund paid $585 in brokerage commissions to State Street Global Markets, LLC, an affiliate of a Submanager.

         In certain instances there may be securities which are suitable for the
Master Fund as well as for one or more of the Submanager's or the Manager's other clients. Investment decisions for the Master Fund and for the Submanager's or the Manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is

                                       -31-

suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Master
Fund is concerned. However, it is believed that the ability of the Master Fund to participate in volume transactions will produce better executions for the
Master Fund.

            8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

         The Trust is a Massachusetts business trust established under a
Declaration of Trust dated as of April 1, 1996. The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0. 00001 per share) in separate series and to divide any such series into classes of shares. Currently the Fund is the only series offered by the Trust and the Fund has only one class of shares. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of the Fund, the
Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

         The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

         The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional
Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

         Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share)
represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust, if any, will generally vote together on all matters except when the
Trustees determine that only shareholders of the Fund or a particular series are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class.

                                       -32-

Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders in the Trust would not be able to elect any Trustee.

         The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the
Trust's or the Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote.
Shareholders have the right to remove one or more Trustees under certain circumstances.

         The Trust may, without shareholder approval, change the Fund's form of organization, reorganize the Fund, any other series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the
Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series, or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Fund, any other series of the Trust, or any class of any series may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, series, or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the
Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's
Declaration of Trust.

         The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the
Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the
Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the
Fund and its shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of

                                       -33-

shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

         The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust's principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such
Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment adviser or distributor, or by virtue of the amount of such remuneration.

         The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

         The Master Fund, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The
Master Fund's Declaration of Trust provides that the Fund and other entities investing in the Master Fund (i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Master Fund. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Master Fund.

         Each investor in the Master Fund, including the Fund, may add to or reduce its investment in the Master Fund on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Master
Fund will be determined by multiplying the net asset value of the Master Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Master Fund effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Master Fund will then be re-computed as the percentage equal to the fraction, (a) the numerator of which is the value of such investor's investment in the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Master Fund effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Master Fund as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Fund by all investors in the Master Fund.
The percentage so determined will then be applied to determine the value of the investor's interest in the Master Fund as of the close of business on the following Fund Business Day.

                             9. FINANCIAL STATEMENTS

         [To be filed by amendment]

                                      *****

         Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini
Social Bond Fund,(R) Domini Money Market Account,(R) The Way You Invest
Matters,(R) The Responsible Index Fund,(R) and domini.com(R) are registered service marks of Domini Social Investments LLC.

         The Domini Institutional Social Equity Fund is not sponsored, endorsed, sold or promoted by KLD Research & Analytics, Inc. ("KLD"). KLD makes no representation or warranty, express or implied, to the

                                       -34-

shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

         KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO
LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL
INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM
THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES
NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF
THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL,
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF
NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                      A-1

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures have been adopted by each of the
Domini Social Index Trust, the Domini European Social Equity Trust, the Domini
Social Equity Fund, the Domini Institutional Social Equity Fund, the Domini
Social Bond Fund, the Domini Social Equity Portfolio, the Domini European Social
Equity Fund and the Domini European Social Equity Portfolio (collectively, the
"Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds' shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini" or the "Advisor"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the
Advisor's proxy voting duties to the Advisor. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see "Conflicts of Interest" below).

I.       THE DOMINI FUNDS' PROXY VOTING GUIDELINES

The following Guidelines summarize the Funds' positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds' shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Funds' shares may not be voted in strict adherence to these Guidelines. The Guidelines have been developed in cooperation with our social research providers at KLD Research & Analytics to ensure consistency with the social and environmental standards applied to our domestic portfolio and our overall stock selection process.
The general principles guiding Domini's proxy voting practices apply globally, and we will seek to apply these Guidelines consistently in all markets. However, there are significant differences between the U.S. and other markets that may require Domini to modify the application of these Guidelines for certain
non-U.S. markets. We may, for example, modify the application of these guidelines in deference to international differences in corporate governance structures, disclosure regimes and cultural norms. In addition, due to particularly onerous procedural impediments in certain countries, we will not always be assured of our ability to vote our clients' shares.

These Guidelines are subject to change without notice.

INTRODUCTION

As an investment advisor and mutual fund manager, we at Domini Social
Investments LLC ("Domini") have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide-range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our "investors"). We also believe that our investors have a right to

                                      A-2

know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than ninety corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since
1996. The Funds' Board of Trustees has received quarterly reports on how we are exercising our proxy voting duties since the Funds' inception. In 1999, we became the first mutual fund manager to publish our actual votes. In 2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the SEC adopted a rule requiring funds and investment advisors to do so.

THE RATIONALE GUIDING DOMINI'S PROXY VOTING

Domini's investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders comprised of shareholders, employees, communities, customers, and the environment.
Mismanagement of stakeholder relations can involve substantial financial costs.
Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations.
In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long-term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporation depends.
Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors'
objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with
"virtual meetings" broadcast over the Internet. Shareholders have argued that
Internet access to annual meetings should only supplement and not

                                      A-3

replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit.
Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available(We will include audit-related fees, and tax compliance/preparation fees in our calculation of audit fees). We will also WITHHOLD our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.

In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

AUDITORS -- SHAREHOLDER RATIFICATION

In the wake of numerous corporate scandals involving accounting improprieties, it is critically important that shareholders have the ability to ratify the auditor in order to determine whether the audit fees are appropriate, and whether conflicts of interest that might affect the quality of the audit appear to exist. With increased investor scrutiny of the fees paid to corporate auditors, some companies that had previously allowed shareholders to vote on the ratification of auditors decided to pull the item from their agenda. Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot in either 2004 or 2005, we will WITHHOLD our votes from members of the audit committee. We will SUPPORT shareholder proposals asking companies to place the ratification of auditors on the agenda.

BOARD OF DIRECTORS -- ACCOUNTABILITY

We will WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than
75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

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We will withhold our votes from the entire board slate (except for new nominees)
in cases where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed. The adequacy of the company's response will be analyzed on a case-by-case basis.

BOARD OF DIRECTORS -- COMPOSITION

DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board does not include women or people of color, we will
WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

INDEPENDENCE

MAJORITY OF INDEPENDENT DIRECTORS

It is in the best interest of all stockholders that a majority of board members be independent. New NYSE and NASDAQ listing standards require that most listed companies have majority-independent boards by the earlier of their first annual meeting after January 15, 2004 or October 31, 2004. We will WITHHOLD our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

INDEPENDENT CHAIR

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of Chair of the Board should be held by an independent director. We will therefore WITHHOLD our votes from the Chair of the Board if that person is not independent. We will SUPPORT shareholder proposals to separate the position of Chair and CEO, and proposals that request that the position of Chair be held by an independent director who has not served as CEO.

INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee and the corporate governance committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

QUALIFICATIONS FOR INDEPENDENCE

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated and

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Independent. To be "independent," a director must have no material connection to the company other than his or her board seat.

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will
SUPPORT these resolutions.

OVER-BOARDED DIRECTORS

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will
WITHHOLD our votes from directors that sit on more than six public company boards. We will WITHHOLD our votes from directors that sit on more than one additional board and also serve as Chief Executive Officer of another company.

REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of
Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company.
In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election.

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Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests.

In addition, most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director will still be elected, even if
99.9% of shareholders withheld their vote. Shareholders have asked that boards of directors initiate a process to amend the Company's governance documents
(certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- OPEN ACCESS

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. The SEC proposed a two-step process, which would require certain
`triggering events' to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least one percent of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

EMPLOYEE BENEFITS -- CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

EXECUTIVE AND DIRECTOR COMPENSATION

REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard as reasonable:

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     o   Pension plans for outside directors (since they usually benefit from other plans)

     o   Gold or silver parachute plans triggered by a takeover

     o   Total compensation to outside directors exceeding $100,000 per year

     o   Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

RELATIVE COMPENSATION LEVELS

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies to:

     o   Prepare reports comparing the compensation packages of the average and lowest wage earners to those of top management

     o   Establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers

We will SUPPORT these resolutions.

DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of
Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations'
stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will
SUPPORT these resolutions.

NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on:

                                      A-8

     o   Environmental issues

     o   Burma

     o   Improvements in healthcare quality

     o   Exporting U.S. jobs to low-wage countries

     o   Closing the wage gap in the U.S. between workers and top management

     o   Predatory lending

     o   Diversity issues

     o   Social issues generally

We will SUPPORT these resolutions.

PENSION PLAN ACCOUNTING AND FINANCIAL TRANSPARENCY

Some corporations use 'pension credits', a projection of the growth of the company's pension plan, as part of its formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the "expected return" on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will SUPPORT resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications and
Qwest Communications International Inc. have adopted these proposals.

We will also SUPPORT resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

EXTRAORDINARY SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS) AND PREFERENTIAL
RETIREMENT ARRANGEMENTS

Many companies establish Supplemental Executive Retirement Plans (SERPs) to provide supplemental retirement benefits that exceed IRS limitations on benefits that can be paid from tax-qualified pension plans. Some companies also maintain what are known as extraordinary SERPs, which provide preferential benefit formulas or supplemental pension benefits not provided to other managers under these companies' regular tax-qualified plans. Some companies also make individual pension agreements with executives that have similar features. The resulting gross disparities between the retirement security offered to senior executives and to other employees can create potential morale problems that may increase employee turnover. Moreover, because these forms of pension compensation are not performance-based, they do not help to align management incentives with long-term shareholder interests.

Shareholders have asked companies to seek shareholder approval of executive pension agreements of this kind. We will SUPPORT these resolutions.

PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index;
premium-priced stock

                                      A-9

options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports, and excessive use of stock options for executive compensation. We will OPPOSE the use of stock options where they are not fully expensed, and SUPPORT shareholder proposals calling for companies to expense stock options in the company's annual income statement.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations.
Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

We will OPPOSE any merger or acquisition whose resulting company would not qualify for the Domini 400 Social IndexSM on exclusionary grounds (for example, we would oppose the acquisition of a holding by a tobacco manufacturer). We will also generally OPPOSE mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

     o   The relative social and environmental performance of the two companies

     o   The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources

     o   Whether this is a hostile acquisition of a company with a substantially unionized workforce by a company with a non-unionized workforce

     o   The acquiring company's plans for cultural integration of the two companies

     o   The acquiring company's history of acquisitions

     o   Executive and board compensation packages tied to successful completion of the merger

     o   Change in control provisions in executive employment contracts triggered by the merger

     o   Conflicts of interest

     o   Corporate governance changes as a result of the merger

In certain industries, such as media, banking, agriculture, telecommunications and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such

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considerations heavily in our decisionmaking. In some cases, considerations of industry concentration may be the decisive factor.

MERGERS AND ACQUISITIONS -- IMPACT OF MERGER

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will SUPPORT these resolutions.

MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

REINCORPORATION

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management's rationale, and consider such proposals on a CASE-BY-CASE basis. Occasionally, a corporation will seek to re-incorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will OPPOSE re-incorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will
SUPPORT shareholder proposals to re-incorporate corporations from such jurisdictions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote --
to be adopted. We will OPPOSE these resolutions.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

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TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

SOCIAL AND ENVIRONMENTAL ISSUES

SUSTAINABILITY REPORTS

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products.
Consequently, these investors have sought to analyze corporate financial, social, and environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will SUPPORT resolutions requesting these reports.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a
Rebate a Kickback?", some estimate that these payments add up to approximately
10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

ACCESS TO PHARMACEUTICALS -- ETHICAL CRITERIA FOR DRUG PATENT EXTENSIONS

According to a May 2002 study by the National Institute for Health Care
Management, two-thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these "me too"
drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies' reputations and on consumers' access to needed treatments.

We will SUPPORT resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to:

     o   Outline the business case for their increasing distribution of pornography

     o   Review policies governing content decision-making for cable operations

     o   Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities

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We will SUPPORT these resolutions.

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

COFFEE CRISIS REPORT

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation.
In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis.
Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will
SUPPORT these proposals.

CONFIDENTIALITY OF PERSONAL INFORMATION

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted or subcontracted. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit
Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for:

     o   Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage-lending discrimination.

     o   The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.

     o   The development of policies to ensure that the firm does not securitize predatory loans.

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     o   Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

     o   The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

     o   The application of domestic Community Reinvestment Act standards to emerging market countries.

We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will
SUPPORT these resolutions.

LAND PROCUREMENT

Retail firms, particularly 'big-box retailers' can have a significant negative impact on local communities, permanently altering the character of the community's economy and environment. Controversies that arise as a result may negatively impact the company's reputation and ability to attract consumers. We will SUPPORT shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to:

     o   Prepare a report on the impact of its plans in culturally sensitive sites

     o   Develop policies that would ensure the preservation of communities cultural heritage and the natural environment

     o   Consult with affected communities on development plans

     o   Maintain high ethical standards when working with governments and partners

     o   Cease their operations on these sites once operations have begun

We will SUPPORT these resolutions.

LOWER DRUG PRICES

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will SUPPORT resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

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OVER-THE-COUNTER (OTC) DERIVATIVES RISK

Alan Greenspan, the Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over the counter derivatives. We will SUPPORT these resolutions.

POLITICAL CONTRIBUTIONS AND NONPARTISANSHIP

Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation's political involvement. Corporate contributions to entities organized under Section 527 of the Internal Revenue Code are not required to be disclosed by the corporation, and may present significant risks to shareholder value when these contributions end up supporting causes that contradict corporate policies, or are inimical to shareholder interests. In addition, concerns have been raised regarding corporate Political Action Committees, which are established to collect political contributions from employees. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. We will SUPPORT these resolutions.

We will also SUPPORT proposals advancing principles of corporate nonpartisanship, for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

PUBLIC INTEREST OBLIGATIONS

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will SUPPORT such proposals.

QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing"
policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

                                      A-15

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related
Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors -- Diversity" in our Corporate Governance
section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

     o   A chart identifying employees by sex, race, and the various job categories defined by the EEOC

     o   A description of affirmative action policies and programs in place

     o   The company's Form EEO-1 disclosure report

     o   A report on the percentage of hires during the previous year who were persons with disabilities

     o   A description of programs designed to increase the number of women and/or minority managers

     o   A description of programs designed to increase the number of persons employed with disabilities

     o   A description of how the company is working to eliminate "glass ceilings" for female and minority employees

     o   A report on any material litigation facing the company concerning diversity-related controversies

     o   A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers

     o   A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to:

     o   Adopt written prohibitions against discrimination in employment based on sexual orientation

     o   Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace

     o   Include sexual orientation issues in diversity training

     o   Grant spousal benefits to domestic partners, regardless of sexual orientation

     o   Refrain from using negative stereotypes of sexual orientation in advertising

     o   Practice nondiscrimination in the sale of goods and services and the placement of advertisements

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

                                      A-16

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will
SUPPORT these resolutions.

ENVIRONMENT

ADOPT GLOBAL ANIMAL WELFARE STANDARDS

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in
1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the
Principles, a company commits itself to:

     o   Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration

     o   Set definitive goals and a means of measuring progress

     o   Inform the public in an environmental report published in the format of a CERES Report

Shareholders have submitted resolutions asking corporations to study the
Principles or to endorse them. We will SUPPORT these resolutions.

CHEMICAL SAFETY

There is rising public awareness and concern about toxic chemicals in consumer products and in the environment. Governments in Europe and elsewhere are acting to restrict the use of toxic chemicals that remain in the environment for long periods, accumulate over time, or are associated with such health effects as cancer, mutations, birth defects, neurological disorders and learning disabilities (such as Mercury, PVCs, and Phthalates, described below).Companies face increased risk of market exclusion, damage to their reputation, interruption of supply chains, and potential lawsuits as a result. To protect and enhance shareholder value, companies should know what toxic chemicals are in their products, and work to lower toxic hazards and their associated costs.

Shareholders have asked companies to phase out specific chemicals of concern that are used in their products where safer alternatives are available, or to report on the feasibility of doing so; to report on the expected impact on their business of chemical regulation and emerging scientific findings; to disclose their policies for identifying, handling and marketing products containing potentially hazardous chemicals; and to reformulate products globally to meet the most stringent national or regional standards for toxic chemicals of high concern applicable to those products. We will SUPPORT these resolutions.

                                      A-17

MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will
SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCS (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called
"phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing;
enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs, and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

CO(2) AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions (GHG emissions) from their companies' operations and products. They have asked electric utility, oil, and manufacturing companies to report on these emissions and their progress towards reducing them. Companies have also been asked to tie executive compensation to progress in this area. In addition, oil companies have been asked about their progress toward developing renewable energy sources, their efforts to comply with climate regulation, and the scientific data underlying their public position on climate change, while electric utility companies have been asked to report on their progress in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO(2) emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates.
Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

                                      A-18

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the
CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1)
disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will
SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE
REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the
Okefenokee National Wildlife Refuge, are particularly environmentally sensitive.
Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests.
Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.

                                      A-19

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems.
In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests and to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

     o   Increasing water costs

     o   Increasing competition for water supplies

     o   Conflicts with local communities over water rights

     o   Risk of disruption of water supplies and its impact on business operations

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

                                      A-20

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING
COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with
HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on
HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local
AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese
Freedom and Democracy Act) making it illegal to import goods and services from
Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include:

     o   Requests for comprehensive reports on corporate operations or investments in Burma

     o   Requests for reports on the costs -- both tangible and intangible -- to companies attributable to their being boycotted for doing business in
         Burma

     o   Demands that companies terminate all operations or investments in Burma

We will SUPPORT these resolutions.

                                      A-21

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment.
We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies conduct business overseas. Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. They have also asked companies to report on their relationships with individual governments that have poor human rights records, and on their operations in countries suspected of supporting terrorism. We will support these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, including the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and the rights of freedom of association and collective bargaining. Shareholders often ask companies to adhere to policies that conform to the International Labor
Organization's Core Conventions and the United Nations Universal Declaration on
Human Rights. Shareholders have also asked companies to investigate and report on particular human rights controversies they face. We will SUPPORT these resolutions.

STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S.
corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies to adopt codes of conduct that incorporate the core conventions of the International Labor Organization, and to report on these standards, focusing especially on the workers' rights to organize and bargain collectively, overall working conditions, and worker compensation. They

                                      A-22

have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their standards; and (2)
reports on companies' efforts to implement and enforce their code of conduct. We will SUPPORT these resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of
Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability.
Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include:

     o   Encouraging capital flight from less economically developed countries

     o   Eroding human and natural resources

     o   Encouraging the inefficient use of capital

     o   Decreasing spending for health, education, and housing

     o   Undermining a country's long-term capacity to repay its debts

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the
IMF. Still others have asked for information on structural adjustment programs.
We will SUPPORT these resolutions.

                                      A-23

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the
U.S.-Mexico border. There, Mexican workers -- paid a fraction of what U.S.
workers would require to subsist -- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

     o   Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact

     o   Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will
SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria,
Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles).
We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the
Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

                                      A-24

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South
Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates.
U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of
Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested
China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights.
We will SUPPORT these resolutions.

MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses.
Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE IN TELEVISION PROGRAMMING AND IN VIDEO GAMES

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will
SUPPORT these resolutions.

In addition, researchers have raised concern that playing violent video games may lead to violent behavior among children and adolescents. Shareholders have asked retailers to report on their marketing policies for violent video games.
We will SUPPORT these resolutions.

WORKPLACE VIOLENCE

The Bureau of Labor Statistics Census of Fatal Occupational Injuries, has
documented the significant number of fatal work injuries caused by intentional acts of violence, particularly for female workers. In keeping with the recommendations of the U.S. Occupational Safety and Health Administration,
shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

                                      A-25

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social
Index(SM) does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to:

     o   Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading

     o   Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising

     o   Assure that tobacco ads are not youth-friendly

     o   Assess the financial impact of refusing to run tobacco ads

     o   Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising

     o   Prepare reports that address the media's role in encouraging smoking, particularly among children

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

                                      A-26

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places.
Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises'
facilities be smoke-free. We will SUPPORT these resolutions.

II.      DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that all proxies for which Domini Social
Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties -- KLD Research & Analytics, Inc. ("KLD") (for the Domini Social Equity Fund, Domini Institutional Social Equity Fund, and
Domini Social Equity Portfolio, collectively, "the domestic equity funds") and
Social Investment Research Services ("SIRS"), a division of Institutional
Shareholder Services (for the domestic equity funds and the Domini European
Social Equity Fund), as described below. Domini retains oversight of the proxy voting function, and retains the authority to set voting policies and to vote the proxies of the Domini Funds.(1)

Domini Social Investments

Primary responsibility for the proxy voting function at Domini rests with
Domini's General Counsel ("GC"). Domini's primary responsibilities include the following:

     1.  Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the Spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments.(2) Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

     2.  Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review reports from SIRS on a quarterly, and an as-needed basis.

     3.  Identify and address conflicts of interest where they arise (See
         "Conflicts of Interest", below)

     4.  Determine how to vote in certain circumstances: Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require a

----------------------

(1) The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Funds' investment advisor ("Domini"), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

(2) Domini applies one set of voting guidelines to all of its current clients.
We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

                                      A-27

         "case-by-case" analysis and KLD or SIRS do not have sufficient guidance to resolve the issue, Domini will determine how to vote.

         In making these voting determinations, Domini may draw upon a variety of materials including, for example, SIRS analyses, KLD analyses, newspaper reports, academic studies, non-governmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management's position on the issue in question.

     5.  Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of
         Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini's website and on the SEC's website at www.sec.gov; (b) Availability of Domini's web page containing an ongoing record of all votes cast for the Domini Social
         Index Portfolio each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional
         Information for the Domini Funds and the Funds' shareholder reports;
         (e) Communication of material changes to the Policies or Procedures,
         (f) Ensuring that all new clients receive a copy of the most recent
         Form ADV, containing a concise summary of Domini's proxy voting policies and procedures.

     6.  Recordkeeping - Domini will maintain the following records: (a) the
         Procedures and Policies, as amended from time to time; (b) proxy statements received regarding client securities (via hard copies or electronic filings from the SEC's EDGAR filing system held by SIRS);
         (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision.
         These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social Investments.

KLD Research & Analytics, Inc. ("KLD")

With respect to the domestic equity funds, Domini has delegated day-to-day responsibility for the implementation of its Guidelines to its social research provider, KLD. KLD owns and maintains the Domini 400 Social Index(SM), the Index upon which the Domini Social Equity Fund(R) is based. KLD is responsible for reviewing SIRS' voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS' recommendation if it believes that the recommendation is inconsistent with Domini's Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine positions that it believes are in the spirit of the
Guidelines and the social and environmental standards applied to the Domini
Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation. In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations, including whenever it votes against a board slate due to a lack of diversity.
KLD is not involved in voting proxies for the Domini European Social Equity
Fund.

                                      A-28

Social Investment Research Services ("SIRS")

SIRS, and the clients' custodian, monitors corporate events. SIRS also makes voting recommendations based on Domini's Guidelines, and casts the votes for
Domini's clients. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's web page containing an ongoing record of all votes cast for the Domini Social Index Portfolio each year. On occasion, SIRS provides consulting services to Domini on the development of proxy voting policies. SIRS provides analyses of each issue to be voted on, and makes recommendations based on Domini's Guidelines.

Conflicts of Interest

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves where:

     o   A Domini fund is included in the 401(k) plan of a client holding, or
         Domini may be actively seeking to have one of its funds included in the
         401(k) plan of a client holding;

     o   A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote; or

     o   A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest.
For example:

     o   The majority of our Guidelines are pre-determined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

     o   Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our pre-determined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

Where a proxy voting decision is decided in-house by Domini, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

     1.  Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he/she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

     2.  If conflicts are identified, and they are of a personal nature, that individual will be asked to remove him/herself from the decision-making process.

     3.  Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, Domini will:

                                      A-29

         a)   Where practical, present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds'
              independent trustees.(3)

         b)   Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will delegate the decision to KLD or SIRS to cast the vote. Domini will take all necessary steps to insulate
              KLD and SIRS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

         c)   Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client's request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/proxyvoting.html

------------------

(3) In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

                                     PART C

Item 23.   Exhibits

(3)           a         Amended and Restated Declaration of Trust of the
                        Registrant
*             a(2)      Amendment to Declaration of Trust of Registrant
*             b         Amended and Restated By-Laws of the Registrant
(2)           e         Distribution Agreement between the Registrant and DSIL
                        Investment Services LLC ("DSILD"), as distributor
(1)           g(1)      Custody Agreement between the Registrant and Investors
                        Bank & Trust Company ("IBT"), as custodian
(4)           g(2)      Amendment to Custodian Agreement between the Registrant
                        and IBT, as custodian
(4)           g(3)      Amendment to Custodian Agreement between the Registrant
                        and IBT, as custodian
(5)           h(1)      Transfer Agency and Services Agreement between the
                        Registrant and PFPC Inc.
(2)           h(2)      Sponsorship Agreement between the Registrant and Domini
                        Social Investments LLC ("Domini"), as sponsor
*             h(3)      Amendment to Sponsorship Agreement between the
                        Registrant and Domini, as sponsor
**            h(4)      Expense Limitation Agreement
(2)           i         Opinion and consent of counsel
*             p(1)      Code of Ethics of the Registrant, Domini Social Trust,
                        Domini Social Investment Trust, and Domini Advisor Trust
**            p(2)      Code of Ethics of Domini and DSILD
(5)           p(3)      Code of Ethics of SSgA Funds Management, Inc.
(6)           q         Powers of Attorney

------------------------

(1)        Incorporated herein by reference from the Registrant's Registration
           Statement on Form N-1A (the "Registration Statement") (File No.
           333-14449) as filed with the U.S. Securities and Exchange Commission
           (the "SEC") on April 18, 1996.
(2)        Incorporated herein by reference from Post-Effective Amendment No. 4 to the Registrant's Registration Statement as filed with the SEC on
           September 29, 1999.
(3)        Incorporated herein by reference from Post-Effective Amendment No. 8 to the Registrant's Registration Statement as filed with the SEC on
           September 28, 2001.
(4)        Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant's Registration Statement as filed with the SEC on
           November 26, 2003.
(5)        Incorporated herein by reference from Post-Effective Amendment No. 12 to the Registrant's Registration Statement as filed with the SEC on
           September 29, 2004.
(6)        Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant's Registration Statement as filed with the SEC on
           November 24, 2004.
*          To be filed herewith.
**         To be filed by amendment.

Item 24.   Persons Controlled by or under Common Control with Registrant

           Not applicable.

Item 25.   Indemnification

           Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust, incorporated herein by reference; and (b)
Section 4 of the Distribution Agreement by and between the Registrant and DSIL
Investment Services LLC, incorporated herein by reference.

           The Trustees and officers of the Registrant and the personnel of the
Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment
Company Act of 1940, as amended.

Item 26.   Business and Other Connections of Investment Adviser

           Domini Social Investments LLC ("Domini") is a Massachusetts limited liability company with offices at 536 Broadway, 7th Floor, New York, New York
10012, and is registered as an investment adviser under the Investment Advisers
Act of 1940, as amended. The members of Domini are James E. Brooks; Amy L.
Domini; Steven D. Lydenberg; Jotham C. Kinder; John G. Kinder; Dal LaMagna;
Committed Capital, LLC; and Domini Holdings LLC. The officers of Domini are:

                               Other Business, Profession, Vocation,
      Name and Position                 or Employment During the                      Principal
         with Domini                      Past Two Fiscal Years                   Business Address

Amy L. Domini                   Private Trustee, Loring, Wolcott &               230 Congress Street
Chief Executive Officer         Coolidge Office (fiduciary)                       Boston, MA 02110

                                Manager, DSIL Investment Services LLC          536 Broadway, 7th Floor
                                (broker-dealer); Manager, Domini                 New York, NY 10012
                                Holdings LLC (holding company)

Carole M. Laible                President, CEO, Chief Compliance               536 Broadway, 7th Floor
President and Chief             Officer, Chief Financial Officer,                New York, NY 10012
Operating Officer               Secretary, and Treasurer, DSIL
                                Investment Services LLC (broker-dealer)

Steven D. Lydenberg             Director, KLD Research & Analytics,            536 Broadway, 7th Floor
Chief Investment Officer        Inc. (social research provider) (until           New York, NY 10012
                                2003)

           SSgA Funds Management, Inc. ("SSgA") is a wholly owned subsidiary of
State Street Corporation, with its main offices at State Street Financial
Center, One Lincoln Street, Boston, MA 02111. SSgA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The directors and officers of SSgA are:

                                 Other Business, Profession, Vocation,
      Name and Position                 or Employment During the                      Principal
          with SSgA                      Past Two Fiscal Years                    Business Address

James Ross                      Principal, State Street Global              State Street Financial Center
President & Director            Advisors, a division of State Street             One Lincoln Street
                                Bank and Trust Company                            Boston, MA 02111

Thomas P. Kelly                 Principal and Comptroller, State Street     State Street Financial Center
Treasurer                       Global Advisors, a division of State             One Lincoln Street
                                Street Bank and Trust Company                     Boston, MA 02111

Mark J. Duggan                  Principal and Associate Counsel, State      State Street Financial Center
Chief Legal Officer             Street Global Advisors, a division of            One Lincoln Street
                                State Street Bank and Trust Company               Boston, MA 02111

                                      C-2

Peter A. Ambrosini              Senior Principal and Chief Compliance       State Street Financial Center
Chief Compliance Officer        and Risk Management Officer, State               One Lincoln Street
                                Street Global Advisors, a division of             Boston, MA 02111
                                State Street Bank and Trust Company

Mitchell H. Shames              Senior Principal and Chief Counsel,         State Street Financial Center
Director                        State Street Global Advisors, a                  One Lincoln Street
                                division of State Street Bank and Trust           Boston, MA 02111
                                Company

Peter G. Leahy                  Senior Principal, State Street Global       State Street Financial Center
Director                        Advisors, a division of State Street             One Lincoln Street
                                Bank and Trust Company                            Boston, MA 02111

Item 27.    Principal Underwriters

           (a)    DSIL Investment Services LLC is the distributor for the
                  Registrant. DSIL Investment Services LLC serves as the
                  distributor or the placement agent for the following other registered investment companies:
                  Domini Social Equity Fund, Domini Social Bond Fund, Domini
                  European Social Equity Fund, Domini Social Equity Portfolio,
                  Domini European Social Equity Portfolio, Domini Social Index
                  Trust, and Domini European Social Equity Trust.
           (b)    The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is
                  incorporated herein by reference from Schedule A of Form BD
                  (File No. 008-44763) as filed by DSIL Investment Services LLC pursuant to the Securities Exchange Act of 1934, as amended.
           (c)    Not applicable.

Item 28.   Location of Accounts and Records

           The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:                                          Address:

Domini Social Investments LLC                  536 Broadway, 7th Floor
(manager)                                      New York, NY 10012

SSgA Funds Management, Inc.                    State Street Financial Center
(submanager)                                   One Lincoln Street
Boston, MA 02111

DSIL Investment Services LLC                   536 Broadway, 7th Floor
(distributor)                                  New York, NY 10012

Investors Bank & Trust Company                 200 Clarendon Street
(custodian)                                    Boston, MA 02116

PFPC Inc.                                      4400 Computer Drive
(transfer agent)                               Westborough, MA 01581

Item 29.   Management Services

           Not applicable.

                                      C-3

Item 30.   Undertakings

           Not applicable.

                                      C-4

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York
on the 20th day of September, 2005.

                                             DOMINI INSTITUTIONAL TRUST
                                             By: /s/ Amy L. Domini
                                             --------------------------
                                             Amy L. Domini
                                             President

           Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities indicated below on September 20, 2005.

                      Signature                                     Title

/s/ Amy L. Domini                            President (Principal Executive Officer) and Trustee
-----------------------------------          of Domini Institutional Trust
Amy L. Domini

/s/ Carole M. Laible                         Treasurer (Principal Accounting and Financial
-----------------------------------          Officer) of Domini Institutional Trust
Carole M. Laible

Julia Elizabeth Harris*                      Trustee of Domini Institutional Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                              Trustee of Domini Institutional Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                           Trustee of Domini Institutional Trust
-----------------------------------
William C. Osborn

Karen Paul*                                  Trustee of Domini Institutional Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                          Trustee of Domini Institutional Trust
-----------------------------------
Gregory A. Ratliff

John L. Shields*                             Trustee of Domini Institutional Trust
-----------------------------------
John L. Shields

Frederick C. Williamson, Sr.*                Trustee of Domini Institutional Trust
-----------------------------------
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-----------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of
those indicated pursuant to Powers of
Attorney.

                                   SIGNATURES

           Domini Social Trust has duly caused this Registration Statement on
Form N-1A (File No. 333-14449) of Domini Institutional Trust to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the
State of New York on the 20th day of September, 2005.

                                                     DOMINI SOCIAL TRUST
                                                     By: /s/ Amy L. Domini
                                                     ---------------------------
                                                     Amy L. Domini
                                                     President

           This Registration Statement on Form N-1A of Domini Institutional
Trust has been signed below by the following persons in the capacities indicated
below on September 20, 2005.

                      Signature                                                Title

/s/ Amy L. Domini                                       President (Principal Executive Officer) and Trustee
-----------------------------------                     of Domini Social Trust
Amy L. Domini

/s/ Carole M. Laible                                    Treasurer (Principal Accounting and Financial
-----------------------------------                     Officer) of Domini Social Trust
Carole M. Laible

Julia Elizabeth Harris*                                 Trustee of Domini Social Trust
-----------------------------------
Julia Elizabeth Harris

Kirsten S. Moy*                                         Trustee of Domini Social Trust
-----------------------------------
Kirsten S. Moy

William C. Osborn*                                      Trustee of Domini Social Trust
-----------------------------------
William C. Osborn

Karen Paul*                                             Trustee of Domini Social Trust
-----------------------------------
Karen Paul

Gregory A. Ratliff*                                     Trustee of Domini Social Trust
-----------------------------------
Gregory A. Ratliff

John L. Shields*                                        Trustee of Domini Social Trust
-----------------------------------
John L. Shields

Frederick C. Williamson, Sr.*                           Trustee of Domini Social Trust
-----------------------------------
Frederick C. Williamson, Sr.

*By: /s/ Amy L. Domini
-----------------------------------
Amy L. Domini
Executed by Amy L. Domini on behalf of
those indicated pursuant to Powers of
Attorney.

                                INDEX TO EXHIBITS

       EXHIBIT NO.         DESCRIPTION OF EXHIBIT

          a(2)             Amendment to Declaration of Trust of Registrant
           b               Amended and Restated By-Laws of the Registrant
          h(3)             Amendment to Sponsorship Agreement between the
                           Registrant and Domini, as sponsor
          h(4)             Expense Limitation Agreement
          p(1)             Code of Ethics of the Registrant, Domini Social
                           Trust, Domini Social Investment Trust, and Domini
                           Advisor Trust
          p(2)             Code of Ethics of Domini and DSILD